                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Management Review......................   4
Portfolio of Investments.........................   6
Statement of Assets and Liabilities..............  14
Statement of Operations..........................  15
Statement of Changes in Net Assets...............  16
Financial Highlights.............................  17
Notes to Financial Statements....................  20

HYF  SAR 2/96

                             LETTER TO SHAREHOLDERS



January 30, 1996

Dear Shareholder,
    For most investors, it would be
hard to surpass the success enjoyed
during the second half of 1995. After
getting off to a strong start in the
first half of the year, the stock and                       [PHOTO]
bond markets continued to achieve
substantial gains, driven by a
combination of continuing economic
growth and low inflation. The strength
of equity and fixed-income securities
throughout 1995 was particularly
impressive because it followed a year            DENNIS J. MCDONNELL AND DON G.
in which both markets declined. People                       POWELL
who remained invested during 1995
generally shared in the growth of the markets, while those investors who retreated after 1994's downturn may have missed out on the double-digit returns.
    The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

ECONOMIC OVERVIEW

    The rate of economic growth slowed during the second half of 1995, as measured by the gross domestic product (the value of all goods and services produced in the United States). GDP grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter-percentage point. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
    The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the six months ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 14.40 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 6.20 percent on June
30. Bond prices and yields move in opposite directions, so bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
    With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

                                                           Continued on page two

ECONOMIC OUTLOOK

    Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
    The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of strategic reorganizations of some of the nation's blue chip industry leaders.
    During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.
    On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS

    As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,

Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.

Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

                                         A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)..    17.52%     16.63%     16.50%
One-year total return(2)...............    11.94%     12.63%     15.50%
Five-year average annual total
  return(2)............................    15.03%        N/A        N/A
Life-of-Fund average annual total
  return(2)............................     7.95%      6.24%      6.38%
Commencement date......................  06/27/86   05/17/93   08/13/93
 DISTRIBUTION RATE AND YIELD
Distribution rate(3)...................     9.57%      9.30%      9.30%
SEC Yield(4)...........................     8.50%      8.14%      8.15%
N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for all A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 8.49%, 8.13% and 8.14% for Classes A, B and C, respectively and total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

We recently spoke with the management team of the Van Kampen American Capital High Yield Fund about the key events and economic forces which shaped the markets during the first half of the Fund's fiscal year. The team includes Anne
K. Lorsung, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments, Van Kampen American Capital Investment Advisory Corp. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1995.

        HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE
 Q      FUND OPERATED OVER THE LAST SIX MONTHS OF 1995?

        The focus of attention in the high yield market was the effect
 A      of slower-than-expected economic growth on corporate earnings.
        The economy showed signs of a persistent, moderate upward trend, but it did not build enough momentum to ease worries about some of the more highly leveraged companies that issue high yield debt.

    In an environment of slow growth and weaker earnings, the risk of default increases among the more cyclical companies, such as those in the steel, paper, and retail industries. As a result, the market was a bit jittery at times, causing it to react severely to negative news, which brought about a dramatic sell-off in a few of the weaker credits.

    Fortunately, that was not the norm, and the Fund's net asset value was not hurt by defaulting securities. Even though the default rate within the high yield market was somewhat higher during 1995 than in recent years, prices held up in general and were basically flat during the second half of 1995. High yield bonds generally earned their coupon (stated interest rate), but did not provide a great deal of price appreciation during this time frame.

    The biggest price movements were in the Treasury market, where the slow economy, low inflation, and falling interest rates brought on a strong rally. As a result, the spread (difference in yield) between high yield securities and Treasury securities was wider at the end of the year than it was at mid-year. This reflects the perceived increase in risk of high yield securities due to slower economic growth.

 Q      HOW DID YOU REACT TO THESE CONDITIONS?

        Because of sluggish economic growth, we have remained
 A underweighted in cyclical industries since reducing our exposure to that sector earlier in the year. We have instead focused on issues in more defensive--or at least less cyclical--sectors, such as cable television and telecommunications. This worked in our favor throughout the third and fourth quarters of 1995.

    We have also maintained a significant allocation to foreign holdings, both in European government securities and emerging market securities. These securities have provided high yields and reduce the impact on the portfolio of slower U.S. economic growth. We expect to maintain 15 to 20 percent of the Fund's assets in the foreign sector.


Portfolio Allocations by Sector as of December 31, 1995


        Buildings & Real Estate.......   8.0%
        Containers, Packaging
          & Glass.....................   4.7%
        Diversified/Conglomerate
          Manufacturing...............   5.5%
        Hotel, Motel, Inns & Gaming...   5.0%
        Oil & Gas.....................   7.3%
        Printing, Publishing
          & Broadcasting..............   9.7%
        Telecommunications............   8.9%
        Foreign.......................  16.5%
        Grocery.......................   3.8%
        Healthcare....................   3.9%
        Insurance.....................   3.6%
        Other*........................  23.1%


                                *Other consists of 14 sectors, each under 3.5%

    We think our recent emphasis on foreign holdings has been--and will be--an important move for the Fund. First of all, it positions the portfolio in a sector of the market which should benefit from an increased demand for higher yielding securities, especially if interest rates in the U.S. and abroad continue to fall. Second, it has enabled us to put more of the Fund's cash to work. We ended fiscal year 1995 with a cash position of about 15 percent, but the portfolio is now down to around 8 percent (as of December 31, 1995). Our goal in 1996 is to further decrease our cash position, perhaps to the 3 to 5 percent range.

    Finally, our philosophy has been to be very selective in our portfolio commitments, and to achieve significant diversification within the portfolio. The largest exposure to any single long-term issue is less than 2 percent of the Fund's total assets, yet our level of credit quality is generally higher than is typical of a high yield mutual fund. Much of this we believe is due to the size and skill of our credit research team, which includes six analysts dedicated solely to the evaluation of high yield securities.

 Q      HOW HAS THE FUND PERFORMED DURING THIS REPORTING PERIOD?

        Reflecting the lower interest rate environment that we've seen
 A since the first quarter of 1995, the Fund's dividend was decreased effective January 1, 1996. The Fund's Class A share monthly dividend as of January 1, 1996, was $0.0750 per share, which translates into a distribution rate of 8.97 percent based on the maximum offering price of $10.03 per share on December 31, 1995.

    For the six-month period, Class A shares generated a total return at net asset value of 6.85 percent1, compared to the 5.97 percent total return in the First Boston High Yield Index over the same time period. The Index is a broad-based, unmanaged index that reflects the general performance of a wide range of selected bonds within the public high yield debt market. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. (Please refer to the chart on page three for additional Fund performance results.)

 Q      WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

        In the high yield bond market, the condition of the economy
 A probably will be a greater factor than the direction of interest rates. A reasonable rate of economic growth is important to the financial fitness of companies which have high yield debt outstanding. The

Federal Reserve has taken steps to control inflation and keep the economy growing, but there tends to be a lag between the Fed's actions and any visible result in the economy, so the first part of 1996 could challenge further the viability of weaker credits in the marketplace.

    Because of its emphasis on better quality credits and foreign issues, we feel the Fund is appropriately positioned for an economic environment of slow growth, low inflation and generally declining yields. However, we retain the flexibility to adapt to changing conditions. If the economy strengthens, we are in a position to shift assets into more cyclical issues, and we may consider reducing our foreign holdings in favor of attractive domestic issues. In any case, we will continue to be vigilant in looking for opportunities to add value to the portfolio.

Robert C. Peck, Jr.                      Anne K. Lorsung
Executive Vice President                 Portfolio Manager
Fixed Income Investments

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                  Description                  Coupon       Maturity   U.S. $ Market Value
--------------------------------------------------------------------------------------------------
            CORPORATE BONDS  70.0%
            AEROSPACE & DEFENSE  1.0%
    1,200   Sequa Corp............................        9.625%    10/15/99     $   1,188,000
    2,600   Sequa Corp............................        9.375     12/15/03         2,450,500
                                                                                  ------------
                                                                                     3,638,500
                                                                                  ------------
            AUTOMOBILE  1.1%
      500   Chrysler Financial Corp. (Var. Rate
            Cpn.).................................       10.340     05/15/08           508,750
    3,150   Exide Corp............................       10.000     04/15/05         3,417,750
                                                                                  ------------
                                                                                     3,926,500
                                                                                  ------------
            BEVERAGE, FOOD & TOBACCO  1.0%
      900   Fleming Cos. Inc. (Var. Rate Cpn.)....        8.125     12/15/01           774,000
    3,000   Pilgrims Pride Corp...................       10.875     08/01/03         2,685,000
                                                                                  ------------
                                                                                     3,459,000
                                                                                  ------------
            BUILDINGS & REAL ESTATE  6.8%
    2,900   American Standard Inc.................       10.875     05/15/99         3,211,750
    1,700   American Standard Inc.................       11.375     05/15/04         1,882,750
    4,800   Building Material Corp. (b)...........     0/11.750     07/01/04         3,264,000
    3,500   Schuller International Group Inc......       10.875     12/15/04         3,955,000
    3,500   Southdown Inc.........................       14.000     10/15/01         3,850,000
    3,600   Value Property Trust..................       11.125     09/29/02         3,636,000
    4,400   Walter Industries Inc.................       12.190     03/15/00         4,455,000
                                                                                  ------------
                                                                                    24,254,500
                                                                                  ------------
            CHEMICALS, PLASTICS & RUBBER  0.7%
    2,300   G I Holdings Inc......................            *     10/01/98         1,776,750
      500   NL Industries Inc.....................       11.750     10/15/03           535,000
                                                                                  ------------
                                                                                     2,311,750
                                                                                  ------------
            CONTAINERS, PACKAGING & GLASS  4.0%
      550   Anchor Glass Container Corp...........       10.250     06/30/02           448,250
      700   Anchor Glass Container Corp...........        9.875     12/15/08           427,000
    2,200   Atlantis Group Inc. (d)...............       11.000     02/15/03         1,925,000
      950   Owens Illinois Inc....................       10.250     04/01/99           983,250
      900   Owens Illinois Inc....................       10.500     06/15/02           958,500
    2,050   Owens Illinois Inc....................       11.000     12/01/03         2,326,750
    2,100   S.D. Warren Co........................       12.000     12/15/04         2,320,500
    5,130   Silgan Holdings Inc. (b)..............     0/13.250     12/15/02         4,911,975
                                                                                  ------------
                                                                                    14,301,225
                                                                                  ------------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                   Description                  Coupon       Maturity   U.S. $ Market Value
---------------------------------------------------------------------------------------------------
            CORPORATE BONDS (CONTINUED)
            DIVERSIFIED/CONGLOMERATE
            MANUFACTURING  4.7%
    3,400   Communications & Power Industries Inc.
            (c)...................................       12.000%    08/01/05     $   3,502,000
    3,395   IMO Industries Inc....................       12.250     08/15/97         3,411,975
    4,250   Jordan Industries Inc.................       10.375     08/01/03         3,612,500
    2,150   Republic Engineered Steels Inc........        9.875     12/15/01         1,940,375
    1,800   Talley Industries Inc. (b)............     0/12.250     10/15/05         1,345,500
    2,900   Talley Manufacturing & Technology
            Inc...................................       10.750     10/15/03         2,914,500
                                                                                  ------------
                                                                                    16,726,850
                                                                                  ------------
            ECOLOGICAL  1.4%
    3,300   Envirosource Inc......................        9.750     06/15/03         2,887,500
    2,200   Norcal Waste Systems Inc. (b).........  12.50/13.50     11/15/05         2,227,500
                                                                                  ------------
                                                                                     5,115,000
                                                                                  ------------
            ELECTRONICS 1.5%
    4,200   Bell & Howell Holdings Co. (b)........     0/11.500     03/01/05         2,761,500
    2,550   Computervision........................       11.375     08/15/99         2,683,875
                                                                                  ------------
                                                                                     5,445,375
                                                                                  ------------
            FARMING & AGRICULTURE 0.8%
    2,900   Trans Resources Inc...................       11.875     07/01/02         2,682,500
                                                                                  ------------
            GROCERY  3.3%
    3,200   Pantry Inc. ..........................       12.000     11/15/00         3,152,000
    4,300   Pathmark Stores Inc. .................        9.625     05/01/03         4,181,750
    3,000   Purity Supreme Inc. ..................       11.750     08/01/99         3,292,500
      900   Safeway Inc. .........................        9.350     03/15/99           965,250
                                                                                  ------------
                                                                                    11,591,500
                                                                                  ------------
            HEALTHCARE  3.3%
    1,100   Merit Behavioral Care Corp. ..........       11.500     11/15/05         1,144,000
    3,250   Ornda Healthcorp......................       11.375     08/15/04         3,656,250
    1,850   Paracelsus Healthcare Corp. ..........        9.875     10/15/03         1,868,500
    4,600   Tenet Healthcare Corp. ...............       10.125     03/01/05         5,094,500
                                                                                  ------------
                                                                                    11,763,250
                                                                                  ------------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                   Description                  Coupon       Maturity   U.S. $ Market Value
---------------------------------------------------------------------------------------------------
            CORPORATE BONDS (CONTINUED)
            HOTEL, MOTEL, INNS & GAMING  4.2%
      200   Aztar Corp. ..........................       13.750%    10/01/04     $     222,000
    4,500   California Hotel Finance Corp. .......       11.000     12/01/02         4,770,000
    3,150   GB Property Funding Corp. ............       10.875     01/15/04         2,779,875
    3,600   Hollywood Casino Inc. ................       12.750     11/01/03         3,276,000
      750   Station Casinos Inc. .................        9.625     06/01/03           736,875
    3,150   Trump Plaza Funding Inc. .............       10.875     06/15/01         3,276,000
                                                                                  ------------
                                                                                    15,060,750
                                                                                  ------------
            INSURANCE  3.1%
    3,650   American Annuity Group Inc. ..........       11.125     02/01/03         3,951,125
    2,750   Americo Life Inc. (d).................        9.250     06/01/05         2,626,250
    3,300   Nacolah Holding Corp. ................        9.500     12/01/03         3,465,000
      300   Orion Capital Corp. ..................        9.125     09/01/02           339,000
      500   Reliance Group Holdings Inc. .........        9.000     11/15/00           516,250
                                                                                  ------------
                                                                                    10,897,625
                                                                                  ------------
            LEISURE  0.9%
    3,000   Alliance Entertainment Corp. .........       11.250     07/15/05         3,022,500
                                                                                  ------------
            MINING, STEEL, IRON & NON-PRECIOUS
            METAL  2.6%
    2,500   Armco Inc. ...........................       11.375     10/15/99         2,562,500
    2,900   Carbide/Graphite Group Inc. ..........       11.500     09/01/03         3,146,500
    3,000   Easco Corp. ..........................       10.000     03/15/01         3,015,000
      650   Magma Copper Co. .....................       11.500     01/15/02           690,625
                                                                                  ------------
                                                                                     9,414,625
                                                                                  ------------
            OIL & GAS  6.2%
    1,800   Clark R & M Holdings Inc. ............            *     02/15/00         1,201,500
    2,700   Giant Industries Inc. ................        9.750     11/15/03         2,733,750
    4,500   Global Marine Inc. ...................       12.750     12/15/99         4,995,000
    3,500   Petroleum Heat & Power Inc. ..........       12.250     02/01/05         3,902,500
    2,050   Plains Resources Inc. (d).............       12.000     10/01/99         2,147,375
    3,400   TransTexas Gas Corp. .................       11.500     06/15/02         3,502,000
      550   Triton Energy Corp. ..................            *     11/01/97           475,750
    3,250   Triton Energy Corp. (b)...............      0/9.750     12/15/00         3,071,250
      125   United Meridian Corp. ................       10.375     10/15/05           132,500
                                                                                  ------------
                                                                                    22,161,625
                                                                                  ------------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                   Description                  Coupon       Maturity   U.S. $ Market Value
---------------------------------------------------------------------------------------------------
            CORPORATE BONDS (CONTINUED)
            PERSONAL & NON-DURABLE  1.8%
      500   Herff Jones Inc. .....................       11.000%    08/15/05     $     535,000
    2,000   Playtex Family Products Corp. ........        9.000     12/15/03         1,765,000
    4,000   Revlon Consumer Products Corp. .......        9.375     04/01/01         4,040,000
                                                                                  ------------
                                                                                     6,340,000
                                                                                  ------------
            PRINTING, PUBLISHING &
            BROADCASTING  8.2%
    1,800   American Telecasting Inc. (b).........     0/14.500     06/15/04         1,237,500
    1,650   Century Communications Corp...........        9.750     02/15/02         1,707,750
    1,800   Century Communications Corp...........       11.875     10/15/03         1,935,000
    2,600   Comcast Corp..........................        9.375     05/15/05         2,736,500
    3,675   Insight Communications Co. L.P. (b)... 8.250/11.250     03/01/00         3,693,375
    1,900   K-III Communications Corp.............       10.625     05/01/02         2,033,000
    1,800   K-III Communications Corp.............       10.250     06/01/04         1,935,000
    4,200   SCI Television Inc....................       11.000     06/30/05         4,473,000
    1,350   Storer Communications Inc.............       10.000     05/15/03         1,353,375
    3,700   Viacom International Inc..............       10.250     09/15/01         4,255,000
      150   Viacom International Inc..............        8.000     07/07/06           153,375
      500   Young Broadcasting Inc................       11.750     11/15/04           560,000
    3,000   Young Broadcasting Inc................       10.125     02/15/05         3,180,000
                                                                                  ------------
                                                                                    29,252,875
                                                                                  ------------
            RETAIL  2.6%
    2,750   Hosiery Corp. America Inc.
            (Including 2,750 common stock
            warrants).............................       13.750     08/01/02         2,976,875
    3,100   Thrifty Payless Inc...................       11.750     04/15/03         3,363,500
    2,850   Waban Inc.............................       11.000     05/15/04         2,921,250
                                                                                  ------------
                                                                                     9,261,625
                                                                                  ------------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                   Description                  Coupon       Maturity   U.S. $ Market Value
---------------------------------------------------------------------------------------------------
            CORPORATE BONDS (CONTINUED)
            TELECOMMUNICATIONS  7.6%
      700   Cablevision Systems Corp..............       10.750%    04/01/04     $     742,000
    3,500   Centennial Cellular Corp..............       10.125     05/15/05         3,692,500
    2,300   Continental Cablevision Inc...........        8.300     05/15/06         2,311,500
    3,150   Intermedia Communications of Florida,
            Inc. (Including 3,150 common stock
            warrants).............................       13.500     06/01/05         3,528,000
    2,500   IXC Communications Inc. (Var. Rate
            Cpn.).................................       13.000     10/01/05         2,675,000
    3,050   Metrocall Inc.........................       10.375     10/01/07         3,248,250
    2,100   Mobilemedia Communications Inc. (b)...     0/10.500     12/01/03         1,638,000
    1,550   Mobilemedia Communications Inc........        9.375     11/01/07         1,604,250
    2,700   Panamsat L.P. (b).....................     0/11.375     08/01/03         2,200,500
    3,200   Pricellular Wireless Corp. (b)........     0/14.000     11/15/01         2,816,000
      800   Pricellular Wireless Corp. (b)........     0/12.250     10/01/03           618,000
    2,300   Winstar Communications Inc. (b).......     0/14.000     10/15/05         1,219,000
    1,150   Winstar Communications Inc............            *     10/15/05           609,500
                                                                                  ------------
                                                                                    26,902,500
                                                                                  ------------
            TEXTILES  0.9%
    3,300   Dan River Inc.........................       10.125     12/15/03         3,052,500
                                                                                  ------------
            TRANSPORTATION  0.8%
    3,000   U.S. Air..............................        8.625     09/01/98         2,955,000
                                                                                  ------------
            UTILITIES  1.5%
    1,800   California Energy Inc.................        9.875     06/30/03         1,885,500
    3,200   Midland Funding Corp. II..............       11.750     07/23/05         3,352,000
                                                                                  ------------
                                                                                     5,237,500
                                                                                  ------------
                Total Corporate Bonds.......................................       248,775,075
                                                                                  ------------
            FOREIGN BONDS AND DEBT
            SECURITIES  14.0%
            Argentina  1.7%
    3,550       Federal Republic of Argentina
                  (Var. Rate Cpn.) (US$)..........        5.000     03/31/23         2,032,375
    2,000       Sodigas Pampeana (US$)............       10.500     07/06/99         1,947,500
    2,000       Telefonica De Argentina (US$).....        8.375     10/01/00         1,902,500
                                                                                  ------------
                                                                                     5,882,375
                                                                                  ------------
              Australia  0.6%
    1,300       Commonwealth of Australia (AU$)...        9.000     09/15/04         1,017,631
    1,900       New South Wales Trust (AU$).......        6.500     05/01/06         1,222,276
                                                                                  ------------
                                                                                     2,239,907
                                                                                  ------------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                   Description                  Coupon       Maturity   U.S. $ Market Value
---------------------------------------------------------------------------------------------------
            FOREIGN BONDS AND DEBT SECURITIES (CONTINUED)
              Brazil  0.8%
    1,900       Federal Republic of Brazil
                  (Var. Rate Cpn.) (US$)..........        6.688%    01/01/01     $   1,636,375
    2,600       Federal Republic of Brazil
                  (US$)...........................        4.250     04/15/24         1,381,250
                                                                                  ------------
                                                                                     3,017,625
                                                                                  ------------
              Canada  3.2%
    2,100       Doman Industries Ltd. (US$).......        8.750     03/15/04         2,026,500
    2,500       Fonorola Inc. (US$)...............       12.500     08/15/02         2,631,250
    2,500       Fundy Cable Ltd. (US$)............       11.000     11/15/05         2,631,250
      400       Rogers Cantel Mobile Inc. (US$)...       10.750     11/01/01           423,000
    3,600       Rogers Communications Inc.
                  (US$)...........................       10.875     04/15/04         3,762,000
                                                                                  ------------
                                                                                    11,474,000
                                                                                  ------------
              Colombia  0.9%
    3,150       Oleoducto Central South America
                  (US$)...........................        9.350     09/01/05         3,197,250
                                                                                  ------------
              Denmark  0.6%
    5,640       Kingdom of Denmark (Kroner).......        9.000     11/15/98         1,107,279
    6,000       Kingdom of Denmark (Kroner).......        8.000     03/15/06         1,136,677
                                                                                  ------------
                                                                                     2,243,956
                                                                                  ------------
              Ecuador  0.2%
    2,000       Federal Republic of Ecuador
                  (US$)...........................        3.000     02/28/25           725,000
                                                                                  ------------
              Indonesia  1.1%
    2,750       Indah Kiat International Finance
                  Co. B.V. (US$)..................       11.875     06/15/02         2,784,375
      900       Tjiwi Kimia International Finance
                  (US$)...........................       13.250     08/01/01           981,000
                                                                                  ------------
                                                                                     3,765,375
                                                                                  ------------
              Italy  0.6%
1,700,000       Federal Republic of Italy
                  (Lira)..........................        9.000     10/01/98         1,045,824
1,650,000       Federal Republic of Italy
                  (Lira)..........................       10.500     04/01/00         1,047,169
                                                                                  ------------
                                                                                     2,092,993
                                                                                  ------------
              Morocco  0.4%
    2,000       Morocco Trust A Loan (US$) (e)....            *     01/01/09         1,350,000
                                                                                  ------------
              Poland  1.2%
    5,700       Government of Poland
                  (Var. Rate Cpn.) (US$)..........        6.875     10/27/24         4,296,375
                                                                                  ------------
              Spain  0.9%
  129,500       Government of Spain (Peseta)......       10.250     11/30/98         1,094,611
  114,000       Government of Spain (Peseta)......       12.250     03/25/00         1,031,827
  125,000       Government of Spain (Peseta)......       10.150     01/31/06         1,050,185
                                                                                  ------------
                                                                                     3,176,623
                                                                                  ------------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                   Description                  Coupon       Maturity   U.S. $ Market Value
---------------------------------------------------------------------------------------------------
            FOREIGN BONDS AND DEBT SECURITIES (CONTINUED)
              Sweden  0.7%
    7,000       Kingdom of Sweden (Krona).........       10.250%    05/05/00     $   1,132,386
    7,300       Kingdom of Sweden (Krona).........       13.000     06/15/01         1,323,295
                                                                                 -------------
                                                                                     2,455,681
                                                                                 -------------
              United Kingdom  1.1%
    1,800       International Cabletel Inc.
                  (US$)...........................       12.750     04/15/05         1,147,500
    2,950       Telewest Plc (US$) (b)............     0/11.000     10/01/07         1,777,375
      650       United Kingdom Treasury (Pound)...        8.500     12/07/05         1,085,184
                                                                                 -------------
                                                                                     4,010,059
                                                                                 -------------
                  Total Foreign Bonds and Debt Securities...................        49,927,219
                                                                                 -------------
            U.S. GOVERNMENT OBLIGATIONS  1.0%
    3,500       U.S. Treasury Note................        9.375     04/15/96         3,540,320
                                                                                 -------------
                  Total Debt Securities.....................................       302,242,614
                                                                                 -------------
EQUITIES  1.5%
  American Telecasting Inc. (8,370 common stock warrants)...................            25,110
  Cablevision Systems Corp. (22,204 preferred shares) (f)...................         2,292,563
  Capital Gaming International Inc. (5,000 common stock warrants)...........                 0
  Casino America Inc. (5,873 common stock warrants).........................             5,873
  Panamsat L.P. (1,806 preferred shares) (f)................................         2,031,750
  Supermarkets General Holdings Corp. (28,600 preferred shares).............           825,825
                                                                                 -------------
    Total Equities..........................................................         5,181,121
                                                                                 -------------
TOTAL LONG-TERM INVESTMENTS  86.5%
  (Cost $297,035,454) (a)...................................................       307,423,735
                                                                                 -------------
SHORT-TERM INVESTMENTS  11.0%
  Repurchase Agreement (State Street Bank & Trust, U.S. Treasury Note,
    $24,390,000 par, 7.500% coupon, due 11/15/16, dated 12/29/95, to be sold
    on 01/02/96 at $28,204,008).............................................        28,186,000
  Goldman Sachs Czech Koruna Linked CP ($3,000,000 par, yielding 10.400%,
    maturing 02/22/96)......................................................         2,977,200
  J.P. Morgan Indonesian Rupiah Linked CD ($2,000,000 par, yielding 15.900%,
    maturing 05/29/96)......................................................         1,885,690
  J.P. Morgan Polish Zloty Linked CD ($2,106,638 par, yielding 23.970%,
    maturing 01/17/96)......................................................         2,064,506
  Mexican Cetes (17,711,500 Peso par, yielding 46.050%, maturing
    05/30/96)...............................................................         1,916,896
  New Zealand Treasury Bill (3,000,000 New Zealand Dollar par, yielding
    8.143%, maturing 09/18/96)..............................................         1,850,719
                                                                                 -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $38,975,038) (a).........................        38,881,011
                                                                                 -------------
OTHER ASSETS IN EXCESS OF LIABILITIES  2.5%.................................         9,024,720
                                                                                 -------------
NET ASSETS  100%............................................................     $ 355,329,466
                                                                                 =============
*Zero coupon bond

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

(a) At December 31, 1995, cost for federal income tax purposes including short-term investments is $336,010,492; the aggregate gross unrealized appreciation is $12,959,731 and the aggregate gross unrealized depreciation is $2,734,579, resulting in net unrealized appreciation including foreign currency translation of other assets and liabilities and forward currency contracts of $10,225,152.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open forward transactions.

(e) Security is a bank loan participation.

(f) Payment-in-kind security.

The following Table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

                           AAA......................     1.9%
                           AA.......................     1.2
                           A........................     0.5
                           BBB......................    56.3
                           BB.......................    23.8
                           B........................     1.2
                           CCC......................     1.7
                           Non-Rated................    13.4
                                                       -----
                                                       100.0%
                                                       =====








                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $297,035,454) (Note 1)..............   $ 307,423,735
Short-Term Investments (Cost $38,975,038) (Note 1).....................      38,881,011
Cash...................................................................             826
Receivables:
  Interest.............................................................       6,826,258
  Investments Sold.....................................................       4,706,412
  Fund Shares Sold.....................................................       1,489,819
Other..................................................................          50,187
                                                                          -------------
      Total Assets.....................................................     359,378,248
                                                                          -------------
LIABILITIES:
Payables:
  Income Distributions.................................................       1,789,424
  Investments Purchased................................................         914,033
  Fund Shares Repurchased..............................................         455,053
  Investment Advisory Fee (Note 2).....................................         220,505
  Forward Currency Contracts (Note 5)..................................          37,363
Accrued Expenses.......................................................         632,404
                                                                          -------------
      Total Liabilities................................................       4,048,782
                                                                          -------------
NET ASSETS.............................................................   $ 355,329,466
                                                                          =============
NET ASSETS CONSIST OF:
Capital (Note 3).......................................................   $ 456,764,666
Net Unrealized Appreciation on Investments and Foreign Currency........      10,225,152
Accumulated Distributions in Excess of Net Investment Income (Note
  1)...................................................................      (3,478,368)
Accumulated Net Realized Loss on Investments...........................    (108,181,984)
                                                                          -------------
NET ASSETS.............................................................   $ 355,329,466
                                                                          =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $269,349,519 and 28,195,793 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $        9.55
    Maximum sales charge (4.75%* of offering price)....................             .48
                                                                          -------------
    Maximum offering price to public...................................   $       10.03
                                                                          =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $80,394,658 and 8,415,852 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $        9.55
                                                                          =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $5,585,289 and 584,926 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $        9.55
                                                                          =============
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $15,451)..................   $17,261,652
Dividend................................................................       184,226
Other...................................................................       274,078
                                                                           -----------
    Total Income........................................................    17,719,956
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2)........................................     1,252,281
Distribution (12b-1) and Service Fees (Allocated to Classes A, B, and C
  of $322,214, $333,847, and $19,066, respectively) (Note 6)............       675,127
Shareholder Services (Note 2)...........................................       294,293
Trustees Fees and Expenses (Note 2).....................................        31,960
Legal (Note 2)..........................................................        21,344
Other...................................................................       201,536
                                                                           -----------
    Total Expenses......................................................     2,476,541
    Less Expenses Reimbursed............................................        18,943
                                                                           -----------
    Net Expenses........................................................     2,457,598
                                                                           -----------
NET INVESTMENT INCOME...................................................   $15,262,358
                                                                           ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS AND FOREIGN CURRENCY:
Net Realized Gain on Investments and Foreign Currency (Including
  realized loss on foreign currency transactions of $313,177)...........   $ 2,891,112
                                                                           -----------
Unrealized Appreciation/Depreciation on Investments and Foreign
  Currency:
  Beginning of the Period...............................................     6,439,004
  End of the Period (Including unrealized appreciation on foreign currency translation of other assets and liabilities of $3,563 and
    unrealized depreciation on forward currency contracts of $72,665)...    10,225,152
                                                                           -----------
Net Unrealized Appreciation on Investments and Foreign Currency During
  the Period............................................................     3,786,148
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY....   $ 6,677,260
                                                                           ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $21,939,618
                                                                           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1995
                  And the Year Ended June 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended      Year Ended
                                                        December 31, 1995    June 30, 1995
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................        $ 15,262,358     $ 26,497,560
Net Realized Gain/Loss on Investments and Foreign
  Currency...........................................           2,891,112      (18,692,466)
Net Unrealized Appreciation on Investments
  and Foreign Currency During the Period.............           3,786,148       16,038,701
                                                             ------------     ------------
Change in Net Assets from Operations.................          21,939,618       23,843,795
                                                             ------------     ------------
Distributions from Net Investment Income.............         (13,387,800)     (25,471,594)
Distributions in Excess of Net Investment Income
  (Note 1)...........................................          (3,144,283)             -0-
                                                             ------------     ------------
  Distributions from and in Excess of Net Investment
    Income*..........................................         (16,532,083)     (25,471,594)
Return of Capital Distribution* (Note 1).............                 -0-       (5,584,355)
                                                             ------------     ------------
  Total Distributions................................         (16,532,083)     (31,055,949)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................           5,407,535       (7,212,154)
                                                             ------------     ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold............................          68,865,035       73,674,367
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           6,101,428       11,308,840
Cost of Shares Repurchased...........................         (36,171,650)     (62,721,749)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...          38,794,813       22,261,458
                                                             ------------     ------------
TOTAL INCREASE IN NET ASSETS.........................          44,202,348       15,049,304
NET ASSETS:
Beginning of the Period..............................         311,127,118      296,077,814
                                                             ------------     ------------
End of the Period (Including undistributed net
  investment income of $(3,478,368) and $(1,895,466),
  respectively)......................................        $355,329,466     $311,127,118
                                                             ============     ============

                                               Six Months Ended      Year Ended
               *Distributions by Class         December 31, 1995    June 30, 1995
         --------------------------------------------------------------------------
         Distributions from and in Excess of
           Net Investment Income:
           Class A Shares...................       $ (13,263,947)   $ (21,911,417)
           Class B Shares...................          (3,093,910)      (3,405,059)
           Class C Shares...................            (174,226)        (155,035)
           Class D Shares...................                 N/A              (83)
                                                   -------------    -------------
                                                   $ (16,532,083)   $ (25,471,594)
                                                   =============    =============
         Return of Capital Distribution:
           Class A Shares...................       $         -0-    $  (4,709,317)
           Class B Shares...................                 -0-         (846,910)
           Class C Shares...................                 -0-          (28,115)
           Class D Shares...................                 N/A              (13)
                                                   -------------    -------------
                                                   $         -0-    $  (5,584,355)
                                                   =============    =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                       Six Months
                                          Ended                Year Ended June 30
                                      December 31,       ------------------------------
            Class A Shares                1995         1995      1994      1993      1992
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period.................       $ 9.398  $ 9.643   $10.380   $ 9.896   $ 9.202
                                             -------  -------   -------   -------   -------
  Net Investment Income...............          .448     .844      .908     1.118     1.169
  Net Realized and Unrealized
    Gain/Loss on Investments and
    Foreign Currency..................          .187    (.099)    (.595)     .566      .813
                                             -------  -------   -------   -------   -------
Total from Investment Operations......          .635     .745      .313     1.684     1.982
                                             -------  -------   -------   -------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income (Note 1)....          .480     .815      .950     1.129     1.189
  Return of Capital Distribution
    (Note 1)..........................           -0-     .175      .100      .071      .099
                                             -------  -------   -------   -------   -------
Total Distributions...................          .480     .990     1.050     1.200     1.288
                                             -------  -------   -------   -------   -------
Net Asset Value, End of Period........       $ 9.553  $ 9.398   $ 9.643   $10.380   $ 9.896
                                             =======  =======   =======   =======   =======
Total Return*.........................         6.85%**  8.50%     2.92%    18.08%    22.85%
Net Assets at End of Period (In
  millions)...........................       $ 269.3  $ 253.3   $ 260.7   $ 251.5   $ 221.4
Ratio of Expenses to Average Net
  Assets*.............................         1.31%    1.31%     1.32%     1.20%     1.42%
Ratio of Net Investment Income to
  Average Net Assets*.................         9.28%    9.13%     8.85%    11.13%    12.12%
Portfolio Turnover....................        48.88%  151.51%    202.7%   198.06%   173.97%
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................         1.32%      N/A       N/A       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets..................         9.27%      N/A       N/A       N/A       N/A
**Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                   Year        Year
                                   Six Months      Ended       Ended     May 17, 1993
                                        Ended      June        June     (Commencement
                                 December 31,       30,         30,    of Distribution)
         Class B Shares                  1995      1995        1994    to June 30, 1993
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period.........................      $ 9.398    $ 9.638     $10.382           $10.190
                                       -------    -------     -------           -------
  Net Investment Income..........         .403       .788        .889              .117
  Net Realized and Unrealized
    Gain/Loss on Investments and
    Foreign Currency.............         .196      (.115)      (.665)             .217
                                       -------    -------     -------           -------
Total from Investment
  Operations.....................         .599       .673        .224              .334
                                       -------    -------     -------           -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income (Note 1)..............         .444       .751        .877              .128
  Return of Capital Distribution
    (Note 1).....................          -0-       .162        .091              .014
                                       -------    -------     -------           -------
Total Distributions..............         .444       .913        .968              .142
                                       -------    -------     -------           -------
Net Asset Value, End of Period...      $ 9.553    $ 9.398     $ 9.638           $10.382
                                       =======    =======     =======           =======
Total Return*....................        6.44%**    7.61%       2.11%             3.27%**
Net Assets at End of Period (In
  millions)......................      $  80.4    $  55.9     $  33.2           $   2.7
Ratio of Expenses to Average Net
  Assets*........................        2.07%      2.04%       2.13%             2.06%
Ratio of Net Investment Income to
  Average Net Assets*............        8.49%      8.35%       7.94%             7.17%
Portfolio Turnover...............       48.88%    151.51%     202.70%           198.06%
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.........................        2.08%        N/A         N/A               N/A
Ratio of Net Investment Income to
  Average Net Assets.............        8.48%        N/A         N/A               N/A
**Non-Annualized

N/A = Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                           Year
                                          Six Months       Ended      August 13, 1993
                                            Ended          June       (Commencement of
                                         December 31,       30,       Distribution) to
            Class C Shares                   1995          1995        June 30, 1994
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...       $ 9.396     $ 9.643               $10.340
                                              -------     -------               -------
  Net Investment Income................          .426        .745                  .761
  Net Realized and Unrealized Loss on
    Investments and Foreign Currency...          .171       (.079)                (.605)
                                              -------     -------               -------
Total from Investment Operations.......          .597        .666                  .156
                                              -------     -------               -------
Less:
  Distributions from and in Excess of
    Net Investment Income (Note 1).....          .444        .751                  .763
  Return of Capital Distribution (Note
    1).................................           -0-        .162                  .090
                                              -------     -------               -------
Total Distributions....................          .444        .913                  .853
                                              -------     -------               -------
Net Asset Value, End of Period.........       $ 9.549     $ 9.396               $ 9.643
                                              =======     =======               =======
Total Return*..........................         6.45%**     7.61%                 1.37%**
Net Assets at End of Period (In
  millions)............................       $   5.6     $   2.0               $   2.2
Ratio of Expenses to Average Net
  Assets*..............................         2.07%       2.12%                 2.14%
Ratio of Net Investment Income to
  Average Net Assets*..................         8.39%       8.13%                 7.91%
Portfolio Turnover.....................        48.88%     151.51%               202.70%
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...............................         2.08%         N/A                   N/A
Ratio of Net Investment Income to
  Average Net Assets...................         8.38%         N/A                   N/A
**Non-annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Yield Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES--Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $102,028,402. Of this amount, $4,105,907, $55,057,263,
$30,093,392, $45,384 and $12,726,456 will expire on June 30, 1998, 1999, 2000,
2002 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes. Permanent book and tax basis differences resulting from these items totaling $313,177 were reclassified from accumulated net realized gain/loss on investments to accumulated undistributed net investment income.

    Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is likely that a portion of the Fund's distributions will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the six months ended December 31, 1995.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                 AVERAGE NET ASSETS                       % PER ANNUM
-------------------------------------------------------------------------
First $500 million..................................            .75 of 1%
Over $500 million...................................            .65 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For six months ended December 31, 1995, the Fund recognized expenses of approximately $19,500 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the six months ended December 31, 1995, the Fund recognized expenses of approximately $193,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $47,200.

    At December 31, 1995, VKAC owned 100 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At December 31, 1995, capital aggregated $370,248,703, $80,873,700 and $5,642,263 for Class A, B and C shares, respectively. For the six months ended December 31, 1995, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................    3,907,621    $ 37,038,608
  Class B....................................    2,870,945      27,231,942
  Class C....................................      484,541       4,594,485
                                                ----------    ------------
Total Sales..................................    7,263,107    $ 68,865,035
                                                ==========    ============
Dividend Reinvestment:
  Class A....................................      517,845    $  4,912,154
  Class B....................................      117,773       1,117,733
  Class C....................................        7,542          71,541
                                                ----------    ------------
Total Dividend Reinvestment..................      643,160    $  6,101,428
                                                ==========    ============
Repurchases:
  Class A....................................   (3,180,992)   $(30,154,285)
  Class B....................................     (516,257)     (4,889,978)
  Class C....................................     (119,084)     (1,127,387)
                                                ----------    ------------
Total Repurchases............................   (3,816,333)   $(36,171,650)
                                                ==========    ============

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1995, capital aggregated $358,452,226, $57,414,003 and
$2,103,624 for Class A, B and C shares, respectively. For the year ended June 30, 1995, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................    4,486,285    $ 41,415,162
  Class B....................................    3,320,361      30,775,474
  Class C....................................      160,125       1,483,731
  Class D....................................          -0-             -0-
                                                ----------    ------------
Total Sales..................................    7,966,771    $ 73,674,367
                                                ==========    ============
Dividend Reinvestment:
  Class A....................................    1,055,695    $  9,744,229
  Class B....................................      159,582       1,472,222
  Class C....................................       10,007          92,378
  Class D....................................            1              11
                                                ----------    ------------
Total Dividend Reinvestment..................    1,225,285    $ 11,308,840
                                                ==========    ============
Repurchases:
  Class A....................................   (5,626,205)   $(51,959,218)
  Class B....................................     (978,937)     (9,050,461)
  Class C....................................     (186,357)     (1,710,842)
  Class D....................................         (121)         (1,228)
                                                ----------    ------------
Total Repurchases............................   (6,791,620)   $(62,721,749)
                                                ==========    ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B       CLASS C
-------------------------------------------------------------------------
First............................................     4.00%         1.00%
Second...........................................     3.75%          None
Third............................................     3.50%          None
Fourth...........................................     2.50%          None
Fifth............................................     1.50%          None
Sixth............................................     1.00%          None
Seventh and Thereafter...........................      None          None

    For the six months ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $65,500 and CDSC on the redeemed shares of Classes B and C of approximately $90,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended December 31, 1995, were $180,508,412 and $141,577,723, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

    During the period, the Fund entered into forward currency contracts, a type of derivative. These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on investments and foreign currency.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1995, the Fund has outstanding forward currency contracts as follows:

                                                                  UNREALIZED
                                       ORIGINAL      CURRENT    APPRECIATION
FORWARD CURRENCY CONTRACTS                VALUE        VALUE   /DEPRECIATION
----------------------------------------------------------------------------
Sells to Open
Swiss Franc, expiring 02/21/96 to
  06/24/96.......................... $3,760,185   $3,823,306        $(63,121)
German Deutsche Mark, expiring
  02/21/96 to 06/10/96..............  4,473,926    4,515,835         (41,909)
Japanese Yen, expiring 6/24/96......  2,000,000    1,967,635          32,365
                                                                    --------
                                                                    $(72,665)
                                                                    ========

     At December 31, 1995, the Fund had realized gains on closed but unsettled forward currency contracts of $35,302 scheduled to settle February 21, 1996.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended December 31, 1995, are payments to VKAC of approximately $248,600.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Limited Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund
   Texas Tax Free Income Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
DONALD C. MILLER - Chairman
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN*
WILLIAM S. WOODSIDE

OFFICERS

DON G. POWELL*
  President and Chief Executive Officer
DENNIS J. MCDONNELL*
  Executive Vice President
RONALD A. NYBERG*
  Vice President and Secretary
EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer
CURTIS W. MORELL*
  Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
  Treasurer
TANYA M. LODEN*
  Controller

WILLIAM N. BROWN*
PETER W. HEGEL*
ROBERT C. PECK, JR.*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

TRANSFER AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Management Review......................   4
Portfolio of Investments.........................   6
Statement of Assets and Liabilities..............   8
Statement of Operations..........................   9
Statement of Changes in Net Assets...............  10
Financial Highlights.............................  11
Notes to Financial Statements....................  14

SIGI  SAR 2/96

                             LETTER TO SHAREHOLDERS



January 30, 1996

Dear Shareholder:
    For most investors, it would be
hard to surpass the success enjoyed
during 1995. The U.S. stock and bond
markets achieved substantial gains,
driven by a combination of continuing
economic growth and low inflation, and                   [PHOTO]
many foreign markets also enjoyed
attractive returns. The strength of the
U.S. equity and fixed-income markets in
1995 was particularly impressive
because it followed a year in which
both markets declined. People who         DENNIS J. MCDONNELL AND DON G. POWELL
remained invested during 1995 generally
shared in the growth of the markets,
while those investors who retreated after 1994's downturn may have missed out on the double-digit returns.
    The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments, and of maintaining a diversified portfolio of domestic and foreign investments. While the environment for stocks and bonds in many major markets remains positive, it is unlikely that 1996 will see a repeat of the U.S. markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, bonds have met the needs of investors who seek capital preservation and regular income, and foreign securities provide portfolio diversification.

ECONOMIC OVERVIEW
    The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
    The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
    A number of major stock and bond markets overseas also did well in 1995. Among foreign stock markets, the larger European markets--such as the United Kingdom and Germany--lagged the smaller European markets due to their tight monetary policy (keeping short-term rates relatively high), which was driven by their fear of inflation.

                                                           Continued on page two

Among the smaller European stock markets, such as Switzerland and Sweden, stocks on average have appreciated in dollar terms on par with the S&P 500.
    In the fixed-income markets, those countries regarded as being in the U.S. dollar bloc performed well, particularly in Canada and Australia. These markets are highly influenced by events in the United States and have tended to mirror its economic trends.

ECONOMIC OUTLOOK
    We believe foreign markets will continue to be influenced by U.S. interest rate movements and trends in corporate profitability and foreign exchange rates. This was recently apparent when several countries, including France, England and Germany, lowered short-term interest rates in early December. We believe this reflects a global trend toward lower interest rates, as inflation fears continue to subside around the world.
    In terms of the U.S. markets, we are cautiously optimistic. We expect the domestic economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
    The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of strategic reorganizations of some of the nation's blue chip industry leaders.
    During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.
    On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS
    As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,

Don G. Powell                                     Dennis J. McDonnell
Chairman                                          President
Van Kampen American Capital                       Van Kampen American Capital
Investment Advisory Corp.                         Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

                                         A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...     5.63%      5.25%      5.11%
Six-month total return(2)................     2.19%      2.25%      4.11%
One-year total return(2).................     3.11%      2.81%      4.50%
Five-year average annual total return(2).     3.40%        N/A        N/A
Life-of-Fund average annual total
  return(2)..............................     3.40%      2.84%      (.75%)
Commencement date........................  09/28/90   07/22/91   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     7.56%      7.09%      7.10%
SEC Yield(4).............................     5.38%      4.80%      4.80%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 5.34%, 4.76% and 4.76% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Short-Term Global Income Fund about the key events and economic forces which shaped the markets during the first half of the Fund's fiscal year. The team includes Thomas J. Slefinger, portfolio manager, and Peter Hegel, executive vice president, Van Kampen American Capital Investment Advisory Corp. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1995.


        HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS IN WHICH THE FUND
 Q      OPERATED OVER THE LAST SIX MONTHS OF 1995?

        When you invest in global bond markets, your primary
 A considerations are interest rates and currency exchange rates. We've recently seen a wide spread between the yields available in worldwide markets. For example, the core European markets, such as Germany and Switzerland, have had historically low yields in comparison to the second-tier markets, such as Italy, Spain, and Sweden.

    Much of this divergence we believe is a reflection of the monetary policy adopted by the central bank in each respective country. In their efforts to offset slow economic growth, low inflation, and high unemployment, Germany and other central banks have eased--that is, they have lowered key lending rates to make it easier to borrow money, encouraging the flow of capital into businesses and the local economy.

    The other side of the coin is the relative strength of the various currencies around the world, which influences the pricing of government and corporate bonds issued in worldwide markets; countries with weaker currencies have to offer a higher rate of return to compensate for the exchange rate.

    Our challenge has been to allocate the Fund's assets into those countries which offer the best relative value.


        WHAT ARE SOME OF THE FACTORS YOU'VE TAKEN UNDER CONSIDERATION
 Q      IN MAKING YOUR DECISIONS?

        Many of our decisions are driven by the belief that it's
 A almost inevitable that interest rates in the European markets will converge toward some middle ground.

        Anticipating the opportunity for capital appreciation as rates in the higher-yielding markets come down (causing bond prices to go up), we have shifted more of the portfolio's assets out of the core European markets (ending the period at 21.3 percent of Investments) and into the higher-yielding European markets (representing 40.5 percent). We have also moved assets out of U.S. securities (reduced to 16.4 percent of Investments) in favor of other higher-yielding dollar bloc markets, such as Canada (representing 10.4 percent) and Australia (representing 6.6 percent).

    Still, a big part of the equation will be how currency exchange rates influence the actual rate of return we experience in each of these markets. The Fund continues to attempt to hedge currency risk while maintaining a portfolio that is neutral to the U.S. dollar.

    That could become a moot point if the European Economic Community successfully integrates into a single economic entity with a single currency. The key attraction of the most recent initiative, known as EMU (for European Monetary Union), is the increased political and economic clout it would provide, but it also contains provisions requiring member countries to meet certain criteria for fiscal health, such as reducing debt to less than 60 percent of GDP (Gross Domestic Product) and maintaining a low inflation rate.

    Any success in the move toward one currency would be another reason to expect the convergence of interest rates across the European bloc. In the meantime, we're content to take advantage of the divergence in market interest rates and collect large coupons from the second-tier markets.

 Q      WHAT OTHER ADJUSTMENTS HAVE YOU MADE TO THE FUND'S PORTFOLIO?

        We took steps to attempt to reduce volatility by adopting a
 A more conservative approach. We're focusing on high credit quality, with 70.8 percent of net assets invested in securities which are rated AAA or the equivalent. The portfolio's foreign component, for example, is made up entirely of government securities; the Fund has no exposure to corporate debt.

The Fund's average maturity (2.1 years as of December 31, 1995) is a bit shorter than usual, which should help protect the relative stability of the Fund if interest rates were to go up sharply and unexpectedly. Volatility over the past six months has been relatively low, with the Fund achieving a slight, steady increase in net asset value for the six-month period.

    While not actually initiating any immediate actions, because the Fund's non-fundamental investment policies have been recently amended by the Fund's Board of Trustees, we will be able to pursue additional investment opportunities in the future. The Fund now has the ability to purchase securities with an average maturity of three years or less, and a credit rating of at least BBB from Standard & Poor's Rating Group or Baa from Moody's (or unrated securities of comparable quality).

                                 [PIE CHART]

Portfolio Allocation by Country as of December 31, 1995

        United States.........  16.4%
        Italy.................  14.2%
        Canada................  10.4%
        Germany...............   7.0%
        France................   6.7%
        Australia.............   6.6%
        Spain.................   6.6%
        United Kingdom........   6.3%
        Denmark...............   6.2%
        Ireland...............   5.5%
        New Zealand...........   4.8%
        Sweden................   4.8%
        Other.................   4.5%


        HOW HAS THE FUND PERFORMED AND WHAT ARE ITS PROSPECTS FOR THE
 Q      MONTHS AHEAD?

        The Fund turned in a very strong performance for the six-month
 A      period ended December 31, 1995. It generated a total return
        (Class A shares at net asset value) of 5.63 percent(1), compared to the 2.44 percent total return of the J.P. Morgan 3-month U.S. LIBOR Return Index over the same time period. The Index is unmanaged and tracks the London Interbank Offered Rate, a key short-term interest rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. It does not reflect any commissions or fees that would be paid by an investor if an interest in the index could be purchased. The Fund's Class A share distribution rate as of December 31, 1995, was 7.56 percent(3), and its year-end Class A share net asset value was $7.68 per share--up from $7.56 as of June 30, 1995.

    In our opinion, the Fund continues to be an excellent choice for investors who want to diversify into global markets. While not a substitute for a money market fund, it seeks to provide high current income, consistent with prudent investment risk. With its current portfolio allocations, the Fund should be well positioned to benefit from the convergence of market rates in Europe and from the persistently positive environment for fixed-income investing. (Please refer to the chart on page three for additional Fund performance results.)


Peter W. Hegel                           Thomas J. Slefinger
Executive Vice President                 Portfolio Manager
Fixed Income Investments


                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   Par
  Amount
 In Local
 Currency
  (000)                    Description               Coupon    Maturity    U.S. $ Market Value
----------------------------------------------------------------------------------------------
             AUSTRALIA 6.4% AU$
               Government/Agency 6.4%
     7,000       New South Wales Treasury...........  7.500%   02/01/98           $  5,210,718
     6,600       Australian Government..............  7.000    08/15/98              4,866,850
                                                                                    ----------
                                                                                    10,077,568
                                                                                    ----------
             CANADA 10.1% CA$
               Government/Agency 10.1%
     8,000       Alberta Province...................  9.750    05/08/98              6,318,858
     7,000       Canadian Government................  6.500    09/01/98              5,172,464
     5,000       Canadian Wheat Bond................  7.500    12/29/97              3,752,289
       800       Ontario Province CDA...............  8.750    04/16/97                606,371
                                                                                    ----------
                                                                                    15,849,982
                                                                                    ----------
             DENMARK 6.1% KRONER
               Government/Agency 6.1%
    48,500       Kingdom of Denmark (Bullets).......  9.000    11/15/98              9,521,810
                                                                                    ----------
             FRANCE 6.6% FRANC
               Government/Agency 6.6%
    49,900       French BTAN........................  5.750    11/12/98             10,282,763
                                                                                    ----------
             GERMANY 6.8% MARK
               Government/Agency 6.8%
    14,766       Bundesobligation...................  5.250    10/20/98             10,642,832
                                                                                    ----------
             IRELAND 5.3% POUND
               Government/Agency 5.3%
     5,000       Republic of Ireland................  8.750    07/27/97              8,332,533
                                                                                    ----------
             ITALY 13.9% LIRA
               Government/Agency 13.9%
12,500,000       Republic of Italy-BTPS............. 10.500    07/15/98              7,930,539
15,000,000       Vermilion International Trust-BTPS.  9.160    12/01/97              9,340,968
 7,000,000       European Investment Bank........... 10.255    03/16/98              4,415,978
                                                                                    ----------
                                                                                    21,687,485
                                                                                    ----------
             NETHERLANDS 1.4% GUILDER
               Government/Agency 1.4%
     3,389       Kingdom of Netherlands.............  6.250    07/15/98              2,212,237
                                                                                    ----------
             NEW ZEALAND 4.7% NZ$
               Government/Agency 4.7%
     6,500       New Zealand Government............. 10.000    07/15/97              4,366,338
     4,500       New Zealand Government.............  8.000    07/15/98              2,959,300
                                                                                    ----------
                                                                                     7,325,638
                                                                                    ----------
             PORTUGAL 3.0% ESCUDO
               Government/Agency 3.0%
   300,000       International Bank Recon & Dev..... 11.500    02/28/97              2,056,957
   400,000       Nordic Investment Bank.............  9.750    09/27/96              2,712,544
                                                                                    ----------
                                                                                     4,769,501
                                                                                    ----------
             SPAIN 6.5% PESETA
               Government/Agency 6.5%
   600,000       Kingdom of Spain...................  7.300    07/30/97              4,824,979
   630,000       Kingdom of Spain...................  9.900    10/31/98              5,286,703
                                                                                    ----------
                                                                                    10,111,682
                                                                                    ----------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

   Par
  Amount
 In Local
 Currency
  (000)                     Description                Coupon    Maturity    U.S. $ Market Value
------------------------------------------------------------------------------------------------
             SWEDEN 4.7% KRONA
               Government/Agency 4.7%
    47,400       Kingdom of Sweden..................10.750%    01/23/97           $  7,315,207
                                                                                    ----------
             UNITED KINGDOM 6.2% POUND
               Government/Agency 6.2%
     6,000       U.K. Treasury...................... 8.750     09/01/97              9,685,169
                                                                                    ----------
             UNITED STATES 16.0% US$
               Government/Agency 16.0%
    10,000       U.S. Treasury Note................. 4.750     02/15/97              9,952,200
     5,000       U.S. Treasury Note................. 5.625     10/31/97              5,039,500
    10,000       U.S. Treasury Note................. 5.875     08/15/98             10,161,000
                                                                                    ----------
                                                                                    25,152,700
                                                                                    ----------
REPURCHASE AGREEMENTS 0.7%
  State Street Bank & Trust, U.S. Treasury Note, $955,000 par, 7.500%
  coupon, due 11/15/16, dated 12/29/95, to be sold on 01/02/96 at
  $1,100,703...........................................................              1,100,000
                                                                                    ----------
TOTAL INVESTMENTS 98.4%
  (Cost $152,184,092)(a)...............................................            154,067,107
OTHER ASSETS IN EXCESS OF LIABILITIES 1.6%.............................              2,582,892
                                                                                  ------------
NET ASSETS 100%........................................................           $156,649,999
                                                                                  ============

(a) At December 31, 1995, the cost for federal income tax purposes is $152,184,092; the aggregate gross unrealized appreciation is $2,368,644 and the aggregate gross unrealized depreciation is $2,104,293, resulting in net unrealized appreciation on investments, foreign currency translation of other assets and liabilities, forward currency contracts and swap transactions of $264,351.

    The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

                     AAA.................................    70.8%
                     AA..................................    29.2
                                                             ----
                                                            100.0%
                                                            =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1995 (Unaudited)

 ----------------------------------------------------------------------------------------
ASSETS:
Investments, at Market Value (Cost $152,184,092) (Note 1)...............  $  154,067,107
Receivables:
  Interest..............................................................       4,177,425
  Fund Shares Sold......................................................         263,990
Other...................................................................           6,097
                                                                          --------------
      Total Assets......................................................     158,514,619
                                                                          ==============
LIABILITIES:
Payables:
  Fund Shares Repurchased...............................................         542,131
  Income Distributions..................................................         441,488
  Investment Advisory Fee (Note 2)......................................          72,161
  Custodian Bank........................................................          50,439
  Forward Currency and Swap Contracts (Note 5)..........................          35,377
Accrued Expenses........................................................         723,024
                                                                          --------------
      Total Liabilities.................................................       1,864,620
                                                                          --------------
NET ASSETS..............................................................  $  156,649,999
                                                                          ==============
NET ASSETS CONSIST OF:
Capital (Note 3)........................................................  $  240,019,265
Net Unrealized Appreciation on Investments and Foreign Currency.........         264,351
Accumulated Distributions in Excess of Net Investment Income (Note 1)...     (18,109,044)
Accumulated Net Realized Loss on Investments............................     (65,524,573)
                                                                          --------------
NET ASSETS..............................................................  $  156,649,999
                                                                          ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $56,704,001 and 7,379,065 shares of capital stock issued and
    outstanding) (Note 3)...............................................  $         7.68
    Maximum sales charge (3.25%* of offering price).....................             .26
                                                                          --------------
    Maximum offering price to public....................................  $         7.94
                                                                          ==============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $99,786,663 and 13,001,258 shares of capital stock issued and
    outstanding) (Note 3)...............................................  $         7.68
                                                                          ==============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $159,335 and 20,764 shares of capital stock issued and outstanding)
    (Note 3)............................................................  $         7.67
                                                                          ==============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1995 (Unaudited)

--------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $65,486).................   $  7,798,463
                                                                          ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C
  of $28,149, $571,124 and $862, respectively) (Note 6)................        600,135
Investment Advisory Fee (Note 2).......................................        489,415
Shareholder Services (Note 2)..........................................        207,054
Custody................................................................        111,750
Trustees Fees and Expenses (Note 2)....................................         32,960
Legal (Note 2).........................................................         28,520
Amortization of Organizational Expenses (Note 1).......................          2,523
Other..................................................................        158,882
                                                                          ------------
    Total Expenses.....................................................      1,631,239
    Less Expenses Reimbursed...........................................         13,125
                                                                          ------------
    Net Expenses.......................................................      1,618,114
                                                                          ------------
NET INVESTMENT INCOME..................................................   $  6,180,349
                                                                          ============
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS AND FOREIGN CURRENCY:
Net Realized Loss on Investments and Foreign Currency (Including
  realized loss on foreign currency transactions of $18,358,986 and realized gain on closed and expired option transactions of
  $1,037,485)..........................................................   $(17,237,348)
                                                                          ------------
Net Unrealized Appreciation/Depreciation on Investments and Foreign
  Currency:
  Beginning of the Period..............................................    (20,294,494)
  End of the Period (Including unrealized depreciation on foreign currency translation of other assets and liabilities, forward currency contracts and swap transactions of $12,091, $1,568,946 and
    $37,627, respectively).............................................        264,351
                                                                          ------------
Net Unrealized Appreciation on Investments and Foreign Currency During
  the Period...........................................................     20,558,845
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY...   $  3,321,497
                                                                          ============
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................   $  9,501,846
                                                                          ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1995
                  and the Year Ended June 30, 1995 (Unaudited)

------------------------------------------------------------------------------------------

                                                         Six Months Ended       Year Ended
                                                        December 31, 1995    June 30, 1995
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................        $  6,180,349    $  19,761,456
Net Realized Loss on Investments and Foreign
  Currency...........................................         (17,237,348)     (12,602,409)
Net Unrealized Appreciation/Depreciation on
  Investments and Foreign Currency During the
  Period.............................................          20,558,845       (7,738,870)
                                                             ------------    -------------
Change in Net Assets from Operations.................           9,501,846         (579,823)
                                                             ------------    -------------
Distributions from Net Investment Income.............          (6,180,349)     (14,866,346)
Distributions in Excess of Net Investment Income
  (Note 1)...........................................            (349,553)             -0-
                                                             ------------    -------------
  Distributions from and in Excess of Net Investment
    Income*..........................................          (6,529,902)     (14,866,346)
Return of Capital Distribution* (Note 1).............                 -0-       (7,736,408)
                                                             ------------    -------------
Total Distributions..................................          (6,529,902)     (22,602,754)
                                                             ------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................           2,971,944      (23,182,577)
                                                             ------------    -------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold............................           1,568,731        6,199,457
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           3,562,774       12,635,688
Cost of Shares Repurchased...........................         (52,077,274)    (214,719,738)
                                                             ------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...         (46,945,769)    (195,884,593)
                                                             ------------    -------------
TOTAL DECREASE IN NET ASSETS.........................         (43,973,825)    (219,067,170)
NET ASSETS:
Beginning of the Period..............................         200,623,824      419,690,994
                                                             ------------    -------------
End of the Period (Including undistributed net
  investment income of $(18,109,044) and $(588,190),
  respectively)......................................        $156,649,999    $ 200,623,824
                                                             ============    =============

                                                Six Months Ended       Year Ended
               *Distributions by Class         December 31, 1995    June 30, 1995
            ------------------------------------------------------------------
         Distributions from and in Excess of
           Net Investment Income (Note 1):
           Class A Shares...................         $(2,476,789)    $ (5,617,141)
           Class B Shares...................          (4,047,019)      (9,240,772)
           Class C Shares...................              (6,094)          (8,387)
           Class D Shares...................                 N/A              (46)
                                                     -----------     ------------

                                                     $(6,529,902)    $(14,866,346)
                                                     ============    =============
         Return of Capital Distribution
           (Note 1):
           Class A Shares...................         $       -0-     $ (2,908,177)
           Class B Shares...................                 -0-       (4,822,441)
           Class C Shares...................                 -0-           (5,768)
           Class D Shares...................                 N/A              (22)
                                                     ------------    ------------
                                                     $       -0-     $ (7,736,408)
                                                     ============    =============

N/A = Not Applicable

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

---------------------------------------------------------------------------------------------

                                                Six Months          Year Ended June 30
                                                  Ended
                                               December 31,     ----------------------------
             Class A Shares                       1995        1995     1994     1993     1992
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................          $7.56      $8.15    $9.11    $9.65   $9.49
                                                   -----      -----    -----    -----   -----
Net Investment Income....................            .27        .50      .59      .71     .69
Net Realized and Unrealized Gain/Loss on
  Investments and Foreign Currency.......            .15       (.45)    (.89)    (.46)    .34
                                                   -----      -----    -----    -----   -----

Total from Investment Operations.........            .42        .05     (.30)     .25    1.03
                                                   -----      -----    -----    -----   -----
Less:
  Distributions from and in Excess of Net
    Investment Income (Note 1)...........            .30        .37      .35      .79     .87
  Return of Capital Distribution
    (Note 1).............................            -0-        .27      .31      -0-     -0-
                                                   -----      -----    -----    -----   -----
Total Distributions......................            .30        .64      .66      .79     .87
                                                   -----      -----    -----    -----   -----
Net Asset Value, End of the Period.......          $7.68      $7.56    $8.15    $9.11   $9.65
                                                   =====      =====    =====    =====   =====
Total Return*............................          5.63%**     .69%   (3.61%)   2.86%  11.35%
Net Assets at End of the Period
  (In millions)..........................          $56.7      $72.5   $147.7   $205.9  $205.1
Ratio of Expenses to Average Net
  Assets*................................          1.24%      1.14%    1.13%    1.14%   1.32%
Ratio of Net Investment Income to Average
  Net Assets*............................          7.57%      7.20%    6.64%    7.87%   8.12%
Portfolio Turnover.......................         65.96%    203.92%  259.10%  141.22%  64.87%

* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets.................................          1.25%        N/A      N/A      N/A     N/A
Ratio of Net Investment Income to Average
  Net Assets.............................          7.56%        N/A      N/A      N/A     N/A

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                  Year Ended June 30          July 22, 1991
                                                                             (Commencement of
                         Six Months Ended     -----------------------        Distribution) to
    Class B Shares       December 31, 1995     1995      1994      1993       June 30, 1992

----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning
  of the Period........               $7.56     $8.15     $9.10     $9.65                $9.43
                                       ----      ----      ----      ----                 ----
Net Investment
  Income...............                 .23       .41       .54       .67                  .78
Net Realized and
  Unrealized Gain/Loss
  on Investments and
  Foreign Currency.....                 .16      (.42)     (.90)     (.49)                 .19
                                       ----      ----      ----      ----                 ----
Total from Investment
  Operations...........                 .39      (.01)     (.36)      .18                  .97
                                       ----      ----      ----      ----                 ----
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income (Note 1)....                 .27       .34       .32       .73                  .75
  Return of Capital
    Distribution
    (Note 1)...........                 -0-       .24       .27       -0-                  -0-
                                       ----      ----      ----      ----                 ----
Total Distributions....                 .27       .58       .59       .73                  .75
                                       ----      ----      ----      ----                 ----
Net Asset Value, End
  of the Period........               $7.68     $7.56     $8.15     $9.10                $9.65
                                       ====      ====      ====      ====                 ====
Total Return*..........               5.25%**   (.14%)   (4.22%)    2.02%               10.47%**
Net Assets at End of
  the Period
  (In millions)........               $99.8    $127.9    $271.8    $393.1               $241.7
Ratio of Expenses to
  Average Net
  Assets*..............               2.16%     1.96%     1.85%     1.85%                2.08%
Ratio of Net Investment
  Income to Average Net
  Assets*..............               6.66%     6.42%     5.91%     7.20%                8.62%
Portfolio Turnover.....              65.96%   203.92%   259.10%   141.22%               64.87%

* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets...               2.17%       N/A       N/A       N/A                  N/A
Ratio of Net Investment
  Income to Average Net
  Assets...............               6.65%       N/A       N/A       N/A                  N/A

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                         August 13, 1993
                                                                         (Commencement of
                                    Six Months Ended     Year Ended      Distribution) to
          Class C Shares           December 31, 1995   June 30, 1995      June 30, 1994

------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period...................              $7.56           $8.16                $9.24
                                                -----            ----                 ----
Net Investment Income.............                .28             .50                  .49
Net Realized and Unrealized
  Gain/Loss on Investments
  and Foreign Currency............                .10            (.52)               (1.05)
                                                -----            ----                 ----
Total from Investment
  Operations......................                .38            (.02)                (.56)
                                                -----            ----                 ----
Less:
  Distributions from and in Excess
    of Net Investment Income
    (Note 1)......................                .27             .34                  .27
  Return of Capital Distribution
    (Note 1)......................                -0-             .24                  .25
                                                -----            ----                 ----
Total Distributions...............                .27             .58                  .52
                                                -----            ----                 ----
Net Asset Value, End of the
  Period..........................              $7.67           $7.56                $8.16
                                                =====           =====                =====
Total Return*.....................              5.11%**          (.27%)             (6.32%)**
Net Assets at End of the Period
  (In millions)...................                $.2             $.2                  $.2
Ratio of Expenses to Average
  Net Assets*.....................              2.19%           1.96%                1.84%
Ratio of Net Investment Income to
  Average Net Assets*.............              6.60%           6.30%                5.83%
Portfolio Turnover................             65.96%         203.92%              259.10%

* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets......................  2.21%             N/A                  N/A
Ratio of Net Investment
  Income to Average Net
  Assets..........................  6.59%             N/A                  N/A

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Short-Term Global Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average maturity of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter
(OTC) or interbank market. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME AND EXPENSES--Interest income and expenses are recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL EXPENSES--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $250,000. These costs were amortized over the 60 month period ended September 28, 1995.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $62,900,163. Of this amount, $10,010,730 and $52,889,433 will expire on June 30, 2001 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to currency losses totaling $17,171,301 were reclassified from accumulated net realized gain/loss on investments to accumulated undistributed net investment income.

    Net realized gains on securities, if any, are distributed annually.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is extremely likely that all or a portion of

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

the Fund's distributions will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the six months ended December 31, 1995.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1995, the Fund recognized expenses of approximately $16,800 representing VKAC's cost of providing accounting, cash management and legal services to the Fund. Of this amount, approximately $4,700 has been assumed by VKAC.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the six months ended December 31, 1995, the Fund recognized expenses of approximately $149,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $44,900.

    At December 31, 1995, VKAC owned 1,396 and 100 shares of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1995, capital aggregated $85,420,742, $154,417,256 and
$181,267, for Classes A, B and C, respectively. For the six months ended December 31, 1995, transactions were as follows:

                                                SHARES          VALUE
-------------------------------------------------------------------------

Sales:
  Class A..................................      111,836     $    859,086
  Class B..................................       91,965          702,255
  Class C..................................          969            7,390
                                              ----------     ------------
Total Sales................................      204,770     $  1,568,731
                                              ==========     ============
Dividend Reinvestment:
  Class A..................................      192,586     $  1,477,031
  Class B..................................      271,226        2,079,811
  Class C..................................          774            5,932
                                              ----------     ------------
Total Dividend Reinvestment................      464,586     $  3,562,774
                                              ==========     ============
Repurchases:
  Class A..................................   (2,515,791)    $(19,290,757)
  Class B..................................   (4,272,319)     (32,758,422)
  Class C..................................       (3,657)         (28,095)
                                              ----------     ------------
Total Repurchases..........................   (6,791,767)    $(52,077,274)
                                              ==========     ============

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1995, capital aggregated $102,375,382, $184,393,612 and
$196,040, for Classes A, B and C, respectively. For the year ended June 30, 1995, transactions were as follows:

                                                SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................       147,880     $   1,164,395
  Class B..................................       633,871         5,017,062
  Class C..................................         2,233            18,000
  Class D..................................           -0-               -0-
                                               ----------     -------------
Total Sales................................       783,984     $   6,199,457
                                               ==========     =============
Dividend Reinvestment:
  Class A..................................       640,247     $   5,003,613
  Class B..................................       973,210         7,618,093
  Class C..................................         1,792            13,973
  Class D..................................             1                 9
                                               ----------     -------------
Total Dividend Reinvestment................     1,615,250     $  12,635,688
                                               ==========     =============
Repurchases:
  Class A..................................    (9,324,231)    $ (73,225,277)
  Class B..................................   (18,052,147)     (141,454,897)
  Class C..................................        (4,985)          (38,532)
  Class D..................................          (124)           (1,032)
                                               ----------     -------------
Total Repurchases..........................   (27,381,487)    $(214,719,738)
                                               ==========     =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within three years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                CONTINGENT DEFERRED
                                                   SALES CHARGE
YEAR OF REDEMPTION                              CLASS B     CLASS C
-------------------------------------------------------------------
First......................................       3.00%       1.00%
Second.....................................       2.00%        None
Third......................................       1.00%        None
Fourth and Thereafter......................        None        None

     For the six months ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of $360 and CDSC on the redeemed shares of Classes B and C of approximately $46,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

Aggregate purchases and cost of sales of investment securities, excluding U.S. Government securities and short-term notes, for the six months ended December 31, 1995, were $98,147,796 and $94,048,457, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's foreign currency exposure and effective maturity and duration.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended December 31, 1995, were as follows:

                                                    CONTRACTS        PREMIUM
----------------------------------------------------------------------------
Outstanding at June 30, 1995...................            11    $(1,537,634)
Options Written and
  Purchased (Net)..............................            35        430,966
Options Terminated in Closing
  Transactions (Net)...........................           (43)       667,895
Options Expired (Net)..........................            (3)       438,773
                                                           --    -----------
Outstanding at December 31, 1995...............           -0-    $       -0-
                                                           ==    ===========


B. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on investments and foreign currency.

    At December 31, 1995, the Fund has outstanding forward currency contracts as follows:

                                                                   UNREALIZED
FORWARD                              ORIGINAL        CURRENT    APPRECIATION/
CURRENCY CONTRACTS                      VALUE          VALUE     DEPRECIATION
-----------------------------------------------------------------------------
BUYS TO OPEN
German Mark,
  expiring 03/18/96............   $ 9,041,483    $ 9,060,916       $   19,433
Japanese Yen,
  expiring 01/29/96............     5,008,866      4,864,547         (144,319)
Mexican Peso,
  expiring 03/04/96............     1,000,000        974,339          (25,661)

SELLS TO OPEN
Australian Dollar,
  expiring 01/16/96............     8,961,600      8,911,021           50,579
British Pound Sterling,
  expiring 03/15/96............    10,035,711     10,106,737          (71,026)
Canadian Dollar,
  expiring 06/13/96............    14,474,922     14,635,117         (160,195)
Danish Krone,
  expiring 02/29/96............     9,101,660      9,106,421           (4,761)

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                   UNREALIZED
FORWARD                              ORIGINAL        CURRENT    APPRECIATION/
CURRENCY CONTRACTS                      VALUE          VALUE     DEPRECIATION
-----------------------------------------------------------------------------
French Franc,
  expiring 03/07/96 -
  03/15/96.....................   $13,531,445    $13,808,503       $ (277,058)
German Mark,
  expiring 03/12/96 -
  06/12/96.....................    30,635,106     30,912,506         (277,400)
Irish Pound,
  expiring 02/12/96............     8,224,515      8,166,599           57,916
Italian Lira,
  expiring 02/27/96............     9,293,680      9,372,926          (79,246)
Japanese Yen,
  expiring 02/20/96............     6,000,000      5,897,838          102,162
Netherlands Guilder,
  expiring 03/27/96............     2,500,000      2,500,377             (377)
New Zealand Dollar,
  expiring 02/01/96............     7,193,450      7,171,646           21,804
Portuguese Escudo,
  expiring 02/05/96............     4,466,004      4,487,974          (21,970)
Spanish Peseta,
  expiring 03/18/96............     8,920,027      9,019,816          (99,789)
Swedish Krona,
  expiring 01/11/96............     7,120,986      7,521,981         (400,995)
Swiss Franc,
  expiring 02/29/96 -
  06/18/96.....................    15,000,000     15,258,043         (258,043)
                                                                  -----------
                                                                  $(1,568,946)
                                                                  ===========

    At December 31, 1995, the Fund had realized gains on closed but unsettled forward currency contracts of $1,571,196 scheduled to settle between January 5, 1996 and September 3, 1996.

C. SWAP TRANSACTIONS--A swap represents an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    The interest rate swap transaction outstanding as of December 31, 1995, and the description and unrealized depreciation is as follows:

                                                           UNREALIZED
                      DESCRIPTION                         DEPRECIATION
----------------------------------------------------------------------
Goldman Sachs, 49.8 million US$ notional amount,
  maturing 03/18/96, payment based upon the spread
  between the 10 year German Bund versus the 3 month
  German LIBOR..........................................       $37,627
                                                               -------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended December 31, 1995, are payments to VKAC of approximately $400,300.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Limited Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund
   Texas Tax Free Income Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

ROGER HILSMAN

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

DONALD C. MILLER - Chairman

JACK E. NELSON

DON G. POWELL*

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN*

WILLIAM STEWART WOODSIDE

OFFICERS

DON G. POWELL*
  President and Chief Executive Officer

DENNIS J. MCDONNELL*
  Executive Vice President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TONYA M. LODEN*
  Controller

WILLIAM N. BROWN*
PETER W. HEGEL*
ROBERT C. PECK, JR.*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

TRANSFER AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Management Review......................   4
Portfolio of Investments.........................   6
Statement of Assets and Liabilities..............  11
Statement of Operations..........................  12
Statement of Changes in Net Assets...............  13
Financial Highlights.............................  14
Notes to Financial Statements....................  17

SIF  SAR 2/96

                             LETTER TO SHAREHOLDERS


January 30, 1996

Dear Shareholder,
    For most investors, it would be
hard to surpass the success enjoyed
during 1995. The U.S. stock and bond
markets achieved substantial gains,
driven by a combination of continuing                    [PHOTO]
economic growth and low inflation, and
many foreign markets also enjoyed
attractive returns. The strength of the
U.S. equity and fixed-income markets in
1995 was particularly impressive
because it followed a year in which
both markets declined. People who         DENNIS J. MCDONNELL AND DON G. POWELL
remained invested during 1995 generally
shared in the growth of
the markets, while those investors who retreated after 1994's downturn may have missed out on the double-digit returns.
    The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments, and of maintaining a diversified portfolio of domestic and foreign investments. While the environment for stocks and bonds in many major markets remains positive, it is unlikely that 1996 will see a repeat of the U.S. markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, bonds have met the needs of investors who seek capital preservation and regular income, and foreign securities provide portfolio diversification.

ECONOMIC OVERVIEW

    The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
    The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
    A number of major stock and bond markets overseas also did well in 1995. Among foreign stock markets, the larger European markets--such as the United Kingdom and Germany--lagged the smaller European markets due to their tight monetary policy (keeping short-term rates relatively high), which was driven by their fear of inflation.

                                                           Continued on page two

Among the smaller European stock markets, such as Switzerland and Sweden, stocks on average have appreciated in dollar terms on par with the S&P 500.
    In the fixed-income markets, those countries regarded as being in the U.S. dollar bloc performed well, particularly in Canada and Australia. These markets are highly influenced by events in the United States and have tended to mirror its economic trends.

ECONOMIC OUTLOOK

    We believe foreign markets will continue to be influenced by U.S. interest rate movements and trends in corporate profitability and foreign exchange rates. This was recently apparent when several countries, including France, England and Germany, lowered short-term interest rates in early December. We believe this reflects a global trend toward lower interest rates, as inflation fears continue to subside around the world.
    In terms of the U.S. markets, we are cautiously optimistic. We expect the domestic economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
    The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of strategic reorganizations of some of the nation's blue chip industry leaders.
    During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.
    On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS

    As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,


Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.



Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995
               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

                                           A SHARES    B SHARES    C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)....      9.40%       8.88%       8.89%
Six-month total return(2).................      4.21%       4.88%       7.89%
One-year total return(2)..................     17.56%      18.34%      21.13%
Life-of-Fund average annual total
  return(2)...............................     (0.73%)     (0.65%)      0.81%
Commencement date.........................   12/31/93    12/31/93    12/31/93

 DISTRIBUTION RATE AND YIELD
Distribution rate(3)......................      8.66%       8.35%       8.36%
SEC Yield(4)..............................      7.90%       7.53%       7.53%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 7.85%, 7.48% and 7.48% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW
               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Strategic Income Fund about the key events and economic forces which shaped the markets during the first half of the Fund's fiscal year. The team includes Robert Hickey, portfolio manager, and Peter W. Hegel, executive vice president, Van Kampen American Capital Investment Advisory Corp. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1995.



 Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED OVER THE LAST SIX MONTHS OF 1995?

 A Because the Fund's investments are allocated among five major market sectors, there is a wide array of conditions and variables which can influence the Fund's performance. Over the past six months, the key factors have been the low rate of inflation and slow economic growth worldwide, which have driven down interest rates in the United States and around the world. Falling interest rates are always welcome in the fixed-income markets, because bond prices go up as interest rates come down.


    In terms of world currencies, the U.S. dollar stabilized in relation to the Japanese yen and the German mark in August, and strengthened considerably during the third and fourth quarter of 1995. Emerging markets were hit hard in 1994, but they have greatly rewarded those investors who waited patiently for a recovery. Overall, the marketplace has shown confidence in the fiscal policies and political commitment within these countries, and their performance has the potential to be strong again in 1996.


 Q      HOW DID YOU REACT TO THESE MARKET CONDITIONS?

 A Because we emphasize a long-term perspective in managing the Fund, when emerging markets fell out-of-favor, we chose to reevaluate our position in these securities rather than eliminate it. After much review, including discussions with policy makers of emerging countries, we believed fundamentals were still strong and the market was overreacting. Our research and patience was well rewarded as investor confidence increased and emerging market securities experienced a strong fourth quarter.


    Generally, we have positioned the Fund's portfolio on the long-end of the yield curve. Therefore, as interest rates fell during the period and Treasuries rallied, this had a positive effect on the Fund. Additionally, to gain a degree of cash flow certainty we overweighted the Fund's position in corporate securities, while underweighting holdings of mortgage-backed securities.

    In the emerging market sector, we have favored securities which are associated with real assets, such as bonds issued by oil, utility, and telephone companies. We continue to keep the Fund's exposure to foreign currencies fairly low, avoiding the yen in particular.

    In the high yield sector, we had respectable performance, successfully avoiding those securities which demonstrated a high potential for credit deterioration. We tended to favor the less-cyclical, higher-quality issues within this sector, and we received some valuable support from our internal credit research team, which includes six analysts dedicated solely to the evaluation of high yield securities.

                                 [PIE CHART]

Portfolio Holdings by Major Market Sector as of December 31, 1995

        Foreign Non-Investment Grade
          (mainly Emerging Markets)...........  29.7%
        Foreign Investment Grade..............  25.3%
        U.S. Government/Mortgage..............  22.8%
        Domestic Non-Investment Grade
          (mainly High Yield bonds)...........  14.9%
        Domestic Investment Grade.............   7.3%

 Q      HOW HAS THE FUND PERFORMED DURING THIS REPORTING PERIOD?

 A The Fund has continued to be very strong over the last half of the year. For the six-month period ended December 31, 1995, the Fund generated a total return of 9.40 percent(1) (Class A shares at net asset value). In comparison, the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged index generated a total return of 6.31 percent over the same period. The Index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.


    The Fund's Class A share monthly dividend as of December 31, 1995, was $.0925 per share, which translates into a distribution rate of 8.66 percent(3) based on its December 31, 1995 offering price. The Fund's Class A share net asset value closed the period at $12.21 per share--up from $11.70 as of June 30, 1995. The dividend is lower than it has been in the recent past, reflecting the lower interest rate environment that we've seen since the first quarter of 1995.


 Q      WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

 A It seems that the pattern of low inflation, moderate economic growth in the 2 to 3 percent range, and lower interest rates will continue into 1996. The coming year will probably be less volatile than the last two years, but still positive overall for the fixed-income markets.


    The quick gains of 1995 appear to be over--we do not expect any more rallies of the magnitude we saw this year in U.S. Treasuries--and we're a bit wary of the high yield sector going into 1996. Instead, we'll focus on the investment grade corporate sector, which looks like it should be fairly strong. Overall, we still see value in and remain optimistic about the emerging markets sector.


Peter W. Hegel
Executive Vice President
Fixed Income Investments


Robert Hickey
Portfolio Manager

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                                            U.S. $
  (000)                    Description                 Coupon     Maturity        Market Value
     ------------------------------------------------------------------------------------
             CORPORATE BONDS 65.0%
             BANKING 15.7%
   25,000    ABN/AMRO Bank - THB.....................    9.100%   08/05/97        $    967,447
    1,000    Banco Central Del Uruguay Ser B - US$...    6.750    02/19/21             700,000
    3,000    Banco Del Estado - US$..................    8.390    08/01/01           3,210,000
    1,000    Banco Rio De La Plata Yankee - US$
             (c).....................................    8.500    07/15/98             991,250
    1,000    National Bank of Hungary - US$..........    8.875    11/01/13             861,050
    3,500    Santander Finance - US$ (c).............    6.775    09/29/49           3,228,750
    4,100    Western Financial Savings - US$.........    8.500    07/01/03           4,412,728
                                                                                    ----------
                                                                                    14,371,225
                                                                                    ----------
             BEVERAGE, FOOD, & TOBACCO 0.2%
      250    Fleming Cos Inc (Var Rate Cpn) - US$....    8.125    12/15/01             215,000
                                                                                    ----------
             BUILDINGS AND REAL ESTATE 3.1%
    1,000    Doman Industries - US$..................    8.750    03/15/04             965,000
    1,000    Guangdong Enterprise - US$..............    8.750    12/15/03             902,660
    1,000    Walter Industries - US$.................   12.190    03/15/00           1,012,500
                                                                                    ----------
                                                                                     2,880,160
                                                                                    ----------
             CHEMICALS, PLASTICS AND RUBBER 3.0%
    2,500    W.R. Grace & Co - US$ (c)...............    8.000    08/15/04           2,747,575
                                                                                    ----------
             CONTAINERS, PACKAGING & GLASS 0.5%
       50    Anchor Glass Container Corp - US$.......   10.250    06/30/02              40,750
      500    Atlantis Group Inc - US$................   11.000    02/15/03             437,500
                                                                                    ----------
                                                                                       478,250
                                                                                    ----------
             FINANCE 10.1%
    3,500    BBV International Finance - US$.........    6.875    10/27/05           3,574,375
      500    Indah Kiat International Finance
             (Pulp and Paper Corp) Global Bond - US$
             (c).....................................   11.375    06/15/99             512,500
    5,000    Telecom Corp - New Zealand Finance -
             US$.....................................    6.500    10/11/01           5,129,700
                                                                                    ----------
                                                                                     9,216,575
                                                                                    ----------
             HEALTHCARE 1.2%
    1,000    Tenet Healthcare Corp - US$.............   10.125    03/01/05           1,107,500
                                                                                    ----------
             HOTEL, MOTEL, INNS & GAMING 0.5%
      500    GB Property Funding - US$...............   10.875    01/15/04             441,250
                                                                                    ----------
             MINING 0.5%
      400    Carbide/Graphite Group Inc - US$........   11.500    09/01/03             434,000
                                                                                    ----------
             NATURAL RESOURCES 2.3%
    2,000    Cyprus Amax Minerals Co - US$...........    7.375    05/15/07           2,140,424
                                                                                    ----------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                                            U.S. $
  (000)                    Description                 Coupon     Maturity        Market Value
     ------------------------------------------------------------------------------------
             CORPORATE BONDS (CONTINUED)
             OIL & GAS 5.0%
      300    Global Marine - US$.....................   12.750%   12/15/99        $    333,000
      420    Plains Resources Inc - US$..............   12.000    10/01/99             439,950
    1,000    Sodigas Pampeana - US$..................   10.500    07/06/99             973,750
    2,950    Transportadora De Gas Del Sur - US$.....    7.750    12/23/98           2,832,000
                                                                                    ----------
                                                                                     4,578,700
                                                                                    ----------
             PRINTING, PUBLISHING & BROADCASTING 1.7%
    1,000    Century Communications - US$............    9.750    02/15/02           1,035,000
      500    K-III Communications - US$..............   10.625    05/01/02             535,000
                                                                                    ----------
                                                                                     1,570,000
                                                                                    ----------
             RETAIL 2.6%
    2,000    Dayton Hudson Co - US$..................    9.340    02/25/03           2,361,172
                                                                                    ----------
             TELECOMMUNICATIONS 4.4%
    1,000    Panamsat LP - US$.......................    9.750    08/01/00           1,060,000
      600    Pricellular Wire - US$ (d).............. 0/12.250    10/01/03             463,500
    1,000    Rogers Cable Systems - CA$..............    9.650    01/15/14             630,904
    2,000    Telecom Argentina - US$.................    8.375    10/18/00           1,892,500
                                                                                    ----------
                                                                                     4,046,904
                                                                                    ----------
             TRANSPORTATION 7.2%
    2,000    Delta Air Lines - US$...................    8.520    01/30/04           2,140,538
    1,928    Jet Equipment Trust - US$ (c)...........    8.080    06/15/96           1,944,465
    2,000    United Air Lines - US$..................   10.250    07/15/21           2,521,894
                                                                                    ----------
                                                                                     6,606,897
                                                                                    ----------
             UTILITIES 7.0%
    1,000    Bridas Corp - US$.......................   12.500    11/15/99             995,000
    1,000    Central Termica Guemes - US$............   12.000    11/29/96             985,000
    1,000    Empresa Distribuidor Del Sur - US$......    9.825    05/17/96           1,000,000
    1,500    Midland Funding Corp II - US$...........   11.750    07/23/05           1,571,250
      897    Subic Power Corp - US$..................    9.500    12/28/08             842,759
    1,000    Telefonica De Argentina - US$...........   11.875    11/01/04           1,045,000
                                                                                    ----------
                                                                                     6,439,009
                                                                                    ----------
                   Total Corporate Bonds..................................          59,634,641
                                                                                    ----------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                                            U.S. $
  (000)                    Description                 Coupon     Maturity        Market Value
     ------------------------------------------------------------------------------------
             FOREIGN GOVERNMENT AND AGENCY
             SECURITIES 40.4%
             ARGENTINA 6.9%
    3,000    Argentina Discount Bond - US$ (e).......    6.563%   03/31/23        $  1,965,000
    1,000    Argentina Floating Rate Bond - US$
             (e).....................................    6.813    03/31/05             712,500
    2,000    Argentina Par Bond - US$ (c) (e)........    5.000    03/31/23           1,145,000
    2,000    Goldman Sachs Argentine Bocones Trust -
             US$.....................................   13.375    08/15/01           2,120,000
      500    Republic of Argentina Global Bond -
             US$.....................................    8.375    12/20/03             421,875
                                                                                    ----------
                                                                                     6,364,375
                                                                                    ----------
             AUSTRALIA 1.6%
    1,750    New South Wales Treasury - AU$ (c)......   11.500    07/01/99           1,453,564
                                                                                    ----------
             BRAZIL 3.4%
    2,122    Brazil C Bond - US$.....................    8.000    04/15/14           1,215,083
    1,900    Brazil IDU - US$ (e)....................    6.688    01/01/01           1,636,375
      500    Brazil Pars - US$.......................    4.000    04/15/24             265,625
                                                                                    ----------
                                                                                     3,117,083
                                                                                    ----------
             CANADA 1.4%
      349    Canadian Government - CA$ (c)...........    5.750    03/01/99             252,134
    1,500    Canadian Government - CA$ (c)...........    6.500    06/01/04           1,061,699
                                                                                    ----------
                                                                                     1,313,833
                                                                                    ----------
             COLUMBIA 4.0%
    1,500    Ocensa - US$............................    9.350    09/01/05           1,522,500
    2,225    Republic of Columbia - US$..............    7.250    02/23/04           2,130,437
                                                                                    ----------
                                                                                     3,652,937
                                                                                    ----------
             COSTA RICA 0.7%
    1,000    Banco Central Costa Rica - US$ (e)......    6.250    05/21/10             610,000
                                                                                    ----------
             ECUADOR 1.1%
    1,550    Ecuador Discount Bond - US$ (e).........    6.813    02/28/25             784,688
      561    Ecuador PDI Bond - US$ (e)..............    6.813    02/28/15             186,533
                                                                                    ----------
                                                                                       971,221
                                                                                    ----------
             FINLAND 1.7%
    6,000    Finnish Government - FIM (c)............    9.500    03/15/04           1,573,045
                                                                                    ----------
             GERMANY 2.1%
    1,200    Bundes-Obligation - DEM.................    8.375    01/20/97             876,682
    1,500    Deutschland Republic - DEM..............    6.000    09/15/03           1,060,300
                                                                                    ----------
                                                                                     1,936,982
                                                                                    ----------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                                            U.S. $
  (000)                    Description                 Coupon     Maturity        Market Value
     ------------------------------------------------------------------------------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES
             (CONTINUED)
             ITALY 0.7%
1,000,000    Republic of Italy - ITL (c).............    8.500%   04/01/99        $    602,723
                                                                                    ----------
             NEW ZEALAND 1.4%
    2,000    New Zealand Government - NZ$ (c)........    9.000    11/15/96           1,314,069
                                                                                    ----------
             NIGERIA 1.0%
    2,002    Nigeria Par Bond with Warrants - US$ (c)
             (e).....................................    6.250    11/15/20             962,000
                                                                                    ----------
             PHILIPPINES 0.9%
    1,000    Philippines Government (FLIRB) - US$
             (e).....................................    5.000    06/01/08             773,750
                                                                                    ----------
             POLAND 4.6%
    6,500    Poland PDI Bond - US$ (e)...............    3.750    10/27/14           4,216,875
                                                                                    ----------
             RUSSIA 0.9%
    3,000    Vneshekonombank Loans - CHF.............      (b)         (b)             871,261
                                                                                    ----------
             SPAIN 2.4%
  265,000    Spanish Government - ESP (c)............   11.000    06/15/97           2,238,409
                                                                                    ----------
             SWEDEN 2.0%
    3,500    Swedish Government - SEK (c)............   11.000    01/21/99             567,352
    7,500    Swedish Government - SEK (c)............   10.250    05/05/03           1,245,463
                                                                                    ----------
                                                                                     1,812,815
                                                                                    ----------
             SWITZERLAND 0.0%
        8    Swiss Franc (Currency)..................                                    6,502
                                                                                    ----------
             UNITED KINGDOM 3.0%
    1,425    UK Treasury Bonds - GBP.................    7.000    11/06/01           2,215,157
      350    UK Treasury Bonds - GBP.................    6.750    11/26/04             520,461
                                                                                    ----------
                                                                                     2,735,618
                                                                                    ----------
             VENEZUELA 0.6%
    1,005    Venezuelan Par Bond with Oil Obligation
             Certificates - US$ (e)..................    6.750    03/31/20             572,500
                                                                                    ----------
                   Total Foreign Government and Agency Securities.........          37,099,562
                                                                                    ----------
             US GOVERNMENT AND AGENCY SECURITIES 5.7%
    3,000    FNMA Note...............................    8.000    04/13/05           3,134,850
    2,000    US Treasury Note........................    7.125    09/30/99           2,120,660
                                                                                    ----------
                   Total US Government and Agency Securities..............           5,255,510
                                                                                    ----------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                                            U.S. $
  (000)                    Description                 Coupon     Maturity        Market Value
     ------------------------------------------------------------------------------------
             MORTGAGE-BACKED SECURITIES (US) 25.5%
   62,096    DLJ Mortgage Acceptance Corp (Interest
             Only)...................................    3.831%   09/25/25        $  3,929,493
    5,636    FHLMC 1624-KZ...........................    6.000    12/15/08           5,128,577
    4,040    FNMA REMIC #93-180 SB (Inverse Fltg)....    3.217    09/25/00           3,787,258
       75    FNMA REMIC #93-55 M PAC (Interest
             Only)...................................  727.220    09/25/06           1,800,000
    2,000    FNMA REMIC #92-33 S (Inverse Fltg)......   14.160    03/25/22           2,128,750
    5,000    FNMA REMIC #93-206 SE (Inverse Fltg)....    3.711    11/25/23           2,925,000
    5,000    FNMA REMIC #95-11A (Inverse Fltg).......        *    01/25/24           3,684,375
                                                                                    ----------
                   Total Mortgage-Backed Securities (US)..................          23,383,453
                                                                                    ----------
TOTAL LONG-TERM INVESTMENTS 136.6%
(Cost $120,742,312) (a)...................................................         125,373,166
SHORT-TERM INVESTMENTS 3.1%
(Cost $3,138,386) (a).....................................................           2,837,427
LIABILITIES IN EXCESS OF OTHER ASSETS (39.7%).............................         (36,443,848)
                                                                                    ----------
NET ASSETS 100.0%.........................................................        $ 91,766,745
                                                                                    ----------

 *  Zero coupon bond

(a) At December 31, 1995, cost for federal income tax purposes including short-term investments is $123,880,698; the aggregate gross unrealized appreciation is $6,284,064 and the aggregate gross unrealized depreciation is $2,783,430, resulting in net unrealized appreciation on investments, foreign currency translation of other assets and liabilities, option, futures and swap transactions of $3,500,634.

(b) Item represents an assignment of a bank loan which currently is in default with the potential to be restructured at a future date. Settlement of the purchase transaction will occur in conjunction with the restructuring. As of December 31, 1995, item is a non-income producing security.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, currency indexed securities, open option, futures or swap transactions or borrowings of the Fund.

(d) Security is a "Step-up" bond where the coupon increases, or steps up, at a predetermined date.

(e) Item represents a "Brady Bond" which is a product of the "Brady Plan" under which various Latin American, African and southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

    The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

                     U.S. Govt. and Agency Obligations...    22.8%
                     AAA.................................     5.9
                     AA..................................    11.2
                     A...................................     9.9
                     BBB.................................     5.6
                     BB..................................    19.9
                     B...................................     5.6
                     CCC.................................     0.4
                     NR..................................    18.7
                                                            ------
                                                            100.0%
                                                             ----

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $120,742,312) (Note 1)..............   $125,373,166
Short-Term Investments (Cost $3,138,386) (Note 1)......................      2,837,427
Receivables:
  Investments Sold.....................................................      3,605,347
  Interest.............................................................      3,076,386
  Fund Shares Sold.....................................................        461,333
  Swap Transactions (Note 5)...........................................          3,683
Unamortized Organizational Expenses (Note 1)...........................        101,944
Options at Market Value (Net premiums paid of $216,400) (Note 5).......         45,340
Other..................................................................          1,605
                                                                          ------------
    Total Assets.......................................................    135,506,231
                                                                          ------------
LIABILITIES:
Payables:
  Bank Borrowings (Note 8).............................................     30,620,292
  Investments Purchased................................................      6,345,040
  Reverse Repurchase Agreements (Note 8)...............................      5,281,470
  Income Distributions.................................................        380,004
  Investment Advisory Fee (Note 2).....................................        259,630
  Fund Shares Repurchased..............................................        145,199
  Margin on Futures (Note 5)...........................................         74,375
Accrued Expenses.......................................................        633,476
                                                                          ------------
    Total Liabilities..................................................     43,739,486
                                                                          ------------
NET ASSETS.............................................................   $ 91,766,745
                                                                            ----------
NET ASSETS CONSIST OF:
Capital (Note 3).......................................................   $ 99,233,657
Net Unrealized Appreciation on Investments and Foreign Currency........      3,500,634
Accumulated Distributions in Excess of Net Investment Income (Note
  1)...................................................................       (608,090)
Accumulated Net Realized Loss on Investments...........................    (10,359,456)
                                                                          ------------
NET ASSETS.............................................................   $ 91,766,745
                                                                            ----------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $32,174,583 and 2,635,367 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $      12.21
    Maximum sales charge (4.75%* of offering price)....................            .61
                                                                          ------------
    Maximum offering price to public...................................   $      12.82
                                                                            ----------
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $56,779,388 and 4,649,048 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $      12.21
                                                                            ----------
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $2,812,774 and 230,485 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $      12.20
                                                                            ----------

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $5,452)...................   $ 5,796,727
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2)........................................       463,346
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C
  of $38,529, $272,533 and $10,881, respectively) (Note 7)..............       321,943
Shareholder Services (Note 2)...........................................        80,441
Custody.................................................................        65,583
Trustees Fees and Expenses (Note 2).....................................        33,260
Amortization of Organizational Expenses (Note 1)........................        17,130
Legal (Note 2)..........................................................        11,040
Other...................................................................       102,402
                                                                           -----------
      Total Operating Expenses..........................................     1,095,145
      Less Expenses Reimbursed..........................................        42,548
                                                                           -----------
      Net Operating Expenses............................................     1,052,597
      Interest Expense (Note 8).........................................     1,197,416
                                                                           -----------
NET INVESTMENT INCOME...................................................   $ 3,546,714
                                                                             ---------
NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY:
Net Realized Loss on Investments and Foreign Currency (Including
  realized gain on foreign currency transactions of $3,221 and realized loss on closed and expired option and futures transactions of $156,512
  and $772,148, respectively)...........................................   $(1,382,792)
                                                                           -----------
Net Unrealized Appreciation/Depreciation on Investments and Foreign
  Currency:
Beginning of the Period.................................................    (1,979,896)
End of the Period (Including unrealized appreciation on swap transactions and foreign currency translation of other assets and liabilities of $3,683 and $9,054, respectively and unrealized depreciation on option and futures transactions of $171,060 and
  $670,938, respectively)...............................................     3,500,634
                                                                           -----------
Net Unrealized Appreciation on Investments and Foreign Currency During
  the Period............................................................     5,480,530
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY....   $ 4,097,738
                                                                             ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $ 7,644,452
                                                                             ---------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1995
                  and the Year Ended June 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months Ended       Year Ended
                                                             December 31, 1995     June 30, 1995
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................          $ 3,546,714      $ 4,245,759
Net Realized Loss on Investments and Foreign Currency....           (1,382,792)      (5,113,942)
Net Unrealized Appreciation on Investments and Foreign
 Currency During the Period..............................            5,480,530        6,772,099
                                                                     ---------       ----------
Change in Net Assets from Operations.....................            7,644,452        5,903,916
                                                                     ---------       ----------
Distributions from Net Investment Income.................           (3,546,714)      (4,415,661)
Distributions in Excess of Net Investment Income (Note
 1)......................................................             (353,413)        (533,006)
                                                                     ---------       ----------
Distributions from and in Excess of Net Investment
 Income*.................................................           (3,900,127)      (4,948,667)
Return of Capital Distribution* (Note 1).................                  -0-       (2,635,924)
                                                                     ---------       ----------
Total Distributions......................................           (3,900,127)      (7,584,591)
                                                                     ---------       ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......            3,744,325       (1,680,675)
                                                                     ---------       ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................................           11,610,134       25,816,917
Net Asset Value of Shares Issued Through Dividend
 Reinvestment............................................            1,624,316        3,244,998
Cost of Shares Repurchased...............................           (9,176,999)     (16,415,322)
                                                                     ---------       ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......            4,057,451       12,646,593
                                                                     ---------       ----------
TOTAL INCREASE IN NET ASSETS.............................            7,801,776       10,965,918
NET ASSETS:
Beginning of the Period..................................           83,964,969       72,999,051
                                                                     ---------       ----------
End of the Period (Including undistributed net investment
 income of $(608,090) and $(407,598), respectively)......         $ 91,766,745     $ 83,964,969
                                                                     ---------       ----------

                                                    Six Months Ended       Year Ended
                 *Distributions by Class            December 31, 1995     June 30, 1995
          ------------------------------------------------------------------------------
          Distributions from and in Excess of
           Net Investment Income (Note 1):
           Class A Shares.......................         $ (1,449,350)     $ (1,773,941)
           Class B Shares.......................           (2,357,749)       (3,039,599)
           Class C Shares.......................              (93,028)         (135,127)
                                                         ------------      ------------
                                                         $ (3,900,127)     $ (4,948,667)
                                                         ------------      ------------
          Return of Capital Distribution (Note
           1):
           Class A Shares.......................         $        -0-      $   (957,995)
           Class B Shares.......................                  -0-        (1,618,412)
           Class C Shares.......................                  -0-           (59,517)
                                                         ------------      ------------
                                                         $        -0-      $ (2,635,924)
                                                         ------------      ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                        December 31, 1993
                                                                          (Commencement
                                                                          of Investment
                                  Six Months Ended      Year Ended       Operations) to
         Class A Shares           December 31, 1995   June 30, 1995       June 30, 1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................            $11.704          $11.975              $14.300
                                             ------           ------               ------
Net Investment Income...........               .533             .657                 .566
Net Realized and Unrealized
  Gain/Loss on Investments and
  Foreign Currency..............               .535             .272               (2.391)
                                             ------           ------               ------
Total from Investment
  Operations....................              1.068             .929               (1.825)
                                             ------           ------               ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income (Note 1).............               .563             .793                 .500
  Return of Capital Distribution
    (Note 1)....................                -0-             .407                  -0-
                                             ------           ------               ------
Total Distributions.............               .563            1.200                 .500
                                             ------           ------               ------
Net Asset Value, End of the
  Period........................            $12.209          $11.704              $11.975
                                             ------           ------               ------
Total Return*...................              9.40%**          8.46%              (12.83%)**
Net Assets at End of the Period
  (In millions).................              $32.2            $29.6                $24.5
Ratio of Operating Expenses to
  Average Net Assets*...........              1.93%            1.98%                1.88%
Ratio of Interest Expense to
  Average Net Assets (Note 8)...              2.76%            2.38%                 .96%
Ratio of Net Investment Income
  to Average Net Assets*........              8.65%            5.88%                9.27%
Portfolio Turnover..............            158.28%          252.74%              114.04%
* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets............              2.03%              N/A                  N/A
Ratio of Net Investment Income
  to Average Net Assets.........              8.55%              N/A                  N/A

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                        December 31, 1993
                                                                            (Commencement
                                                                            of Investment
                                   Six Months Ended       Year Ended       Operations) to
Class B Shares                    December 31, 1995    June 30, 1995        June 30, 1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................            $11.706          $11.968              $14.300
                                             ------           ------               ------
Net Investment Income...........               .489             .585                 .515
Net Realized and Unrealized
  Gain/Loss on Investments and
  Foreign Currency..............               .534             .245               (2.392)
                                             ------           ------               ------
Total from Investment
  Operations....................              1.023             .830               (1.877)
                                             ------           ------               ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income (Note 1).............               .516             .722                 .455
  Return of Capital Distribution
    (Note 1)....................                -0-             .370                  -0-
                                             ------           ------               ------
Total Distributions.............               .516            1.092                 .455
                                             ------           ------               ------
Net Asset Value, End of the
  Period........................            $12.213          $11.706              $11.968
                                             ------           ------               ------
Total Return*...................              8.88%**          7.62%              (13.21%)**
Net Assets at End of the Period
  (In millions).................              $56.8            $52.6                $46.4
Ratio of Operating Expenses to
  Average Net Assets*...........              2.69%            2.68%                2.63%
Ratio of Interest Expense to
  Average Net Assets (Note 8)...              2.75%            2.38%                 .96%
Ratio of Net Investment Income
  to Average Net Assets*........              7.90%            5.30%                8.48%
Portfolio Turnover..............            158.28%          252.74%              114.04%
* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets............              2.78%              N/A                  N/A
Ratio of Net Investment Income
  to Average Net Assets.........              7.80%              N/A                  N/A

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                        December 31, 1993
                                                                          (Commencement
                                                                          of Investment
                                   Six Months Ended      Year Ended      Operations) to
         Class C Shares           December 31, 1995    June 30, 1995      June 30, 1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................             $11.699          $11.966             $14.300
                                              ------           ------              ------
Net Investment Income...........                .511             .598                .509
Net Realized and Unrealized
  Gain/Loss on Investments and
  Foreign Currency..............                .510             .227              (2.388)
                                              ------           ------              ------
Total from Investment
  Operations....................               1.021             .825              (1.879)
                                              ------           ------              ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income (Note 1).............                .516             .722                .455
  Return of Capital Distribution
    (Note 1)....................                 -0-             .370                 -0-
                                              ------           ------              ------
Total Distributions.............                .516            1.092                .455
                                              ------           ------              ------
Net Asset Value, End of the
  Period........................             $12.204          $11.699             $11.966
                                              ------           ------              ------
Total Return*...................               8.89%**          7.53%             (13.21%)**
Net Assets at End of the Period
  (In millions).................                $2.8             $1.7                $2.1
Ratio of Operating Expenses to
  Average Net Assets*...........               2.69%            2.69%               2.65%
Ratio of Interest Expense to
  Average Net Assets (Note 8)...               2.80%            2.38%                .95%
Ratio of Net Investment Income
  to Average Net Assets*........               7.79%            5.92%               8.36%
Portfolio Turnover..............             158.28%          252.74%             114.04%
* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets............               2.80%              N/A                 N/A
Ratio of Net Investment Income
  to Average Net Assets.........               7.68%              N/A                 N/A
** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Strategic Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while it's secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES--Interest income and expenses are recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL EXPENSES--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs are being amortized on a straight line basis over the 60 month period ending December 31, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $4,216,449, which will expire on June 30, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to net currency gains totaling $152,921 were reclassified from accumulated net realized gain/loss on investments to accumulated undistributed net investment income.

    Net realized gains on securities, if any, are distributed annually.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is likely that a portion of the Fund's distributions will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the six months ended December 31, 1995.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                      % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .75 of 1%
Next $500 million.......................................     .70 of 1%
Over $1 billion.........................................     .65 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1995, the Fund recognized expenses of approximately $10,500 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the six months ended December 31, 1995, the Fund recognized expenses of approximately $56,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $37,000.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1995, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1995, capital aggregated $34,619,094, $61,512,027 and
$3,102,536 for Classes A, B and C, respectively. For the six months ended December 31, 1995, transactions were as follows:

                                               SHARES         VALUE
----------------------------------------------------------------------
Sales:
  Class A..................................    371,048     $ 4,407,860
  Class B..................................    521,783       6,198,347
  Class C..................................     84,671       1,003,927
                                              --------     -----------
Total Sales................................    977,502     $11,610,134
                                              --------     -----------
Dividend Reinvestment:
  Class A..................................     45,857     $   544,542
  Class B..................................     86,451       1,026,690
  Class C..................................      4,461          53,084
                                              --------     -----------
Total Dividend Reinvestment................    136,769     $ 1,624,316
                                              --------     -----------
Repurchases:
  Class A..................................   (313,445)    $(3,721,219)
  Class B..................................   (453,190)     (5,384,788)
  Class C..................................     (6,023)        (70,992)
                                              --------     -----------
Total Repurchases..........................   (772,658)    $(9,176,999)
                                              --------     -----------

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1995, capital aggregated $33,387,911, $59,671,778 and $2,116,517 for Classes A, B and C, respectively. For the year ended June 30, 1995, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................      970,765    $ 11,135,557
  Class B....................................    1,206,027      13,927,571
  Class C....................................       65,188         753,789
                                                ----------    ------------
Total Sales..................................    2,241,980    $ 25,816,917
                                                ----------    ------------
Dividend Reinvestment:
  Class A....................................       90,046    $  1,025,064
  Class B....................................      185,189       2,109,222
  Class C....................................        9,720         110,712
                                                ----------    ------------
Total Dividend Reinvestment..................      284,955    $  3,244,998
                                                ----------    ------------
Repurchases:
  Class A....................................     (576,467)   $ (6,551,783)
  Class B....................................     (772,126)     (8,730,596)
  Class C....................................     (103,217)     (1,132,943)
                                                ----------    ------------
Total Repurchases............................   (1,451,810)   $(16,415,322)
                                                ----------    ------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                CONTINGENT DEFERRED
                                                   SALES CHARGE
            YEAR OF REDEMPTION                  CLASS B     CLASS C
-------------------------------------------------------------------
First......................................       4.00%       1.00%
Second.....................................       3.75%        None
Third......................................       3.50%        None
Fourth.....................................       2.50%        None
Fifth......................................       1.50%        None
Sixth......................................       1.00%        None
Seventh and Thereafter.....................        None        None

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $14,900 and CDSC on the redeemed shares of Classes B and C of approximately $116,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the six months ended December 31, 1995, were $197,502,797 and $187,321,904, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended December 31, 1995, were as follows:

                                                     CONTRACTS      PREMIUM
---------------------------------------------------------------------------
Outstanding at June 30, 1995....................             5    $(268,450)
Options Written and Purchased (Net).............         1,080     (946,083)
Options Terminated in Closing
  Transactions (Net)............................          (503)     530,576
Options Exercised...............................          (201)      56,600
Options Expired (Net)...........................          (377)     410,957
                                                         -----    ---------
Outstanding at December 31, 1995................             4    $(216,400)
                                                         -----    ---------

    The descriptions and market values of the option contracts outstanding as of December 31, 1995, are as follows:

                                                              STRIKE
                                   OPENING      EXPIRATION    PRICE/     MARKET
           DESCRIPTION           TRANSACTION       DATE        YIELD      VALUE
--------------------------------------------------------------------------------
French Franc Put.................         Buy     03/04/96      5.01%    $ 8,200
German Mark Put..................         Buy     03/04/96      1.43%     19,400
Mexican Discount Put.............         Buy     01/08/96     68.06%      1,240
Swiss Franc Put..................         Buy     03/04/96      1.16%     16,500
                                                                         -------
                                                                         $45,340
                                                                         -------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

    Transactions in futures contracts for the six months ended December 31, 1995, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at June 30, 1995..............................           299
Futures Opened............................................         3,401
Futures Closed............................................        (3,480)
                                                                   -----
Outstanding at December 31, 1995..........................           220
                                                                   -----

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of December 31, 1995, and the descriptions and unrealized depreciation are as follows:

                                                                  UNREALIZED
                                                  CONTRACTS     DEPRECIATION
----------------------------------------------------------------------------
20-Year U.S. Treasury Bond Future Mar 1996--
  Sells to Open................................         200         $660,938
10-Year U.S. Treasury Bond Future Mar 1996--
  Sells to Open................................          20           10,000
                                                        ---        ---------
                                                        220         $670,938
                                                        ---        ---------

C. SWAP TRANSACTIONS--A swap represents an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

    The interest rate swap transaction outstanding as of December 31, 1995, and the description and unrealized appreciation is as follows:

                                                               UNREALIZED
DESCRIPTION                                                  APPRECIATION
-------------------------------------------------------------------------
Goldman Sachs, 25.5 million US$ notional amount,
  maturing 03/18/96, payment based upon the spread
  between the 10 year German Bund versus the 3 month
  German LIBOR..........................................           $3,683
                                                                   ------

D. INDEXED SECURITIES--These instruments are identified in the portfolio of investments.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal Home Loan Mortgage Corp (FHLMC) or Federal National Mortgage Association (FNMA).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages with the most stable cash flows and the lowest prepayment risk.

    A MBS may also be stripped to create an Interest Only (IO) or a Principal Only (PO) security. An IO represents ownership in the cash flows of the interest payments made from a specific pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower. Conversely, a PO represents an ownership interest in the cash flows of the principal payments made from a specified pool of MBS. The cash flows on this instrument would increase in a declining interest rate environment as prepayments on the underlying mortgages increase. IO's and PO's are typically used to manage interest rate exposure in the Fund's portfolio.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended December 31, 1995, are payments to VKAC of approximately $196,100.

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    The Fund has entered into a $40,000,000 revolving credit agreement which expires on April 30, 1996. Interest is charged under the agreement at a rate of 1.10% above the federal funds rate. The interest rate in effect at December 31, 1995, was 6.875%. An annual commitment fee of 1/4 of 1% is charged on the unused portion of the credit line.

    The Fund has entered into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At December 31, 1995, the average interest rate in effect for reverse repurchase agreements was 6.184%.

                         December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

    The average daily balance of bank borrowings and reverse repurchase agreements for the six-months ended December 31, 1995, was approximately $36,069,300 with an average interest rate of 6.57%.

    At December 31, 1995, these agreements represented 26.5% of the Fund's total assets.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Limited Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund
   Texas Tax Free Income Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

ROGER HILSMAN

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

DONALD C. MILLER - Chairman

JACK E. NELSON

DON G. POWELL*

JEROME L. ROBINSON

FARNANDO SISTO

WAYNE W. WHALEN*

WILLIAM STEWART WOODSIDE

OFFICERS

DON G. POWELL*
President and Chief Executive Officer

DENNIS J. MCDONNELL*
Executive Vice President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

WILLIAM N. BROWN*
PETER W. HEGEL*
ROBERT C. PECK, JR.*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

TRANSFER AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)   Van Kampen American Capital Distributors, Inc., 1996
      All rights reserved.

(SM)  denotes a service mark of
      Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND

PORTFOLIO OF INVESTMENTS
December 31, 1995 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
LOCAL
CURRENCY
PAR
AMOUNT                                                                          S&P    MOODY'S                      U.S. $ MARKET
(000)                    DESCRIPTION                                           RATING  RATING    COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                         FOREIGN BONDS AND DEBT SECURITIES  81.4%

                         ARGENTINA  6.8%

   400                   Banco De Galicia Y Buenos Aires (US$)                  BB-      B1       9.000 %   11/01/03    $ 349,000
                                                                                                                        ---------

                         BULGARIA  2.2%

   250                   Republic of Bulgaria (Var. Rate Coupon) (US$)          NR       NR       6.717     07/28/11      115,625
                                                                                                                        ---------

                         COSTA RICA  11.7%

   370                   Banco Central Costa Rica (Var. Rate Coupon) (US$)      NR       NR       6.727     05/21/05      296,192

   500                   Banco Central Costa Rica (US$)                         NR       NR       6.250     05/21/10      305,000
                                                                                                                        ---------
                                                                                                                          601,192
                                                                                                                        ---------
                         DOMINICAN REPUBLIC  4.2%

   500                   Republica Dominica Banco Central (Var. Rate
                         Coupon) (US$)                                          NR       NR       7.250     08/30/09      215,000
                                                                                                                        ---------
                         HUNGARY  8.4%

   500                   National Bank of Hungary (US$)                         BB+      Ba1      8.875     11/01/13      430,525
                                                                                                                        ---------

                         MEXICO  8.9%

   500                   Empresa ICA Society Contro (US$)                       NR       B1       9.750     02/11/98      460,000
                                                                                                                        ---------

                         MOROCCO  6.5%

   500                   Morocco Trust A Loan (US$) (b)                         NR       NR       6.594     01/01/09      337,500
                                                                                                                        ---------

                         PANAMA  6.9%

   500                   Panama Loan Agreement (US$) (b)                        NR       NR           *     01/30/15      357,700
                                                                                                                        ---------

                         PHILIPPINES  7.5%

   500                   Central Bank Philippines (Var. Rate Coupon) (US$)      NR       NR       5.000     06/01/08      386,875
                                                                                                                        ---------

                         POLAND  18.3%

   500                   Poland Debt Conversion Bond (Var. Rate Coupon) (US$)   NR       NR       5.000     10/27/19      265,000

   175                   Poland New Money Bond (Var. Rate Coupon) (US$)         NR       NR       6.875     10/27/09      115,500

   500                   Poland Par Bond (Var. Rate Coupon) (US$)               NR       NR       2.750     10/27/24      238,125

   500                   Poland PDI Bond (US$)                                  NR       NR       3.750     10/27/14      324,375
                                                                                                                        ---------
                                                                                                                          943,000
                                                                                                                        ---------

                      See Notes to Financial Statements

VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND

December 31, 1995 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
LOCAL
CURRENCY
PAR
AMOUNT                                                                        S&P    MOODY'S                      U.S. $  MARKET
(000)                    DESCRIPTION                                         RATING  RATING    COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS AND DEBT
SECURITIES

   (Cost $4,157,329)(a)                                                                                             $ 4,196,417
                                                                                                                    -----------


SHORT-TERM INVESTMENTS  18.1%

 Mexican Cetes (5,588,990 Peso par, yielding 54.750%, maturing 09/05/96)                                                546,740

 Repurchase Agreement (State Street Bank & Trust, U.S. Treasury Note,
   $335,000 par, 7.500% coupon, due 11/15/16, dated 12/29/95, to be sold
   on 01/02/96 at $386,247)                                                                                             386,000
                                                                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS

   (Cost $898,658)(a)                                                                                                   932,740
                                                                                                                    -----------
OTHER ASSETS IN EXCESS OF LIABILITIES 0.5%                                                                               25,606
                                                                                                                    -----------
NET ASSETS    100%                                                                                                  $ 5,154,763
                                                                                                                    ===========

*Zero coupon bond

(a) At December 31, 1995, cost for federal income tax purposes including short-term investments is $5,055,987; the aggregate gross unrealized appreciation is $358,344 and the aggregate gross unrealized depreciation is $285,174, resulting in net unrealized appreciation of $73,170.

(b)  Security is a bank loan participation (Note 1H).


                      See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND

                     STATEMENT OF ASSETS AND LIABILITIES
                        DECEMBER 31, 1995 (UNAUDITED)



ASSETS:

    Investments, at Market Value (Cost $4,157,329) (Note 1)                                     $       4,196,417
    Short-Term Investments (Cost $898,658) (Note 1)                                                       932,740
    Cash                                                                                                      364
    Interest Receivable                                                                                    79,513
    Unamortized Organizational Expenses (Note 1)                                                           72,353
    Other                                                                                                     179
                                                                                                -----------------
        Total Assets                                                                                    5,281,566
                                                                                                -----------------

LIABILITIES:

    Payables:
      Organizational Expenses                                                                              58,870
      Investment Advisory Fee (Note 2)                                                                      4,360
    Accrued Expenses                                                                                       63,573
                                                                                                -----------------
        Total Liabilities                                                                                 126,803
                                                                                                -----------------
NET ASSETS                                                                                      $       5,154,763
                                                                                                =================

NET ASSETS CONSIST OF:
    Capital (Note 3)                                                                            $       6,014,290
    Net Unrealized Appreciation on Investments                                                             73,170
    Accumulated Distributions in Excess of Net Investment Income (Note 1)                                 (15,981)
    Accumulated Net Realized Loss on Investments                                                         (916,716)
                                                                                                -----------------
NET ASSETS                                                                                      $       5,154,763
                                                                                                =================

MAXIMUM OFFERING PRICE PER SHARE:
    Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
      $3,093,027 and 235,378 shares of capital stock and outstanding) (Note 3)                             $13.14
      Maximum sales charge (4.75%* of offering price)                                                        0.66
                                                                                                -----------------
      Maximum offering price to public                                                                     $13.80
                                                                                                =================
    Class B Shares:
      Net asset value and offering price per share (Based on net assets of $1,030,868
      and 78,449 shares of capital stock issued and outstanding) (Note 3)                                  $13.14
                                                                                                =================
    Class C Shares:
      Net asset value and offering price per share (Based on net assets of $1,030,868
      and 78,449 shares of capital stock issued and outstanding) (Note 3)                                  $13.14
                                                                                                =================


      *On sales of $100,000 or more, the sales charge will be reduced.




                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND

                           STATEMENT OF OPERATIONS
            FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)



INVESTMENT INCOME:
    Interest                                                                                    $         563,078
                                                                                                -----------------
EXPENSES:

    Investment Advisory Fee (Note 2)                                                                       46,080
    Custody                                                                                                26,727
    Audit                                                                                                  15,125
    Amortization of Organizational Expenses (Note 1)                                                       12,092
    Legal (Note 2)                                                                                          4,600
    Trustees Fees and Expenses (Note 2)                                                                     4,048
    Other                                                                                                   7,774
                                                                                                -----------------
        Total Expenses                                                                                    116,446
        Less Fees Deferred                                                                                 18,323
                                                                                                -----------------
        Net Expenses                                                                                       98,123
                                                                                                -----------------
NET INVESTMENT INCOME                                                                           $         464,955
                                                                                                =================
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS AND
    FOREIGN CURRENCY:

    Net Realized Gain on Investments and Foreign Currency (Including
      realized loss on foreign currency transactions of $24,691 and
      realized gain on option transactions of $128,000)                                         $         576,518
                                                                                                -----------------
    Net Unrealized Appreciation/Depreciation on Investments
      and Foreign Currency:

      Beginning of the Period                                                                             (29,199)

      End of the Period                                                                                    73,170
                                                                                                -----------------
    Net Unrealized Appreciation on Investments and Foreign
      Currency During the Period                                                                          102,369
                                                                                                -----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
    FOREIGN CURRENCY                                                                            $         678,887
                                                                                                =================
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                      $       1,143,842
                                                                                                =================


                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND

                      STATEMENT OF CHANGES IN NET ASSETS
                  FOR THE SIX MONTHS ENDED DECEMBER 31, 1995
                 AND THE YEAR ENDED JUNE 30, 1995 (UNAUDITED)


                                                                                SIX MONTHS ENDED              YEAR ENDED
                                                                                DECEMBER 31, 1995           JUNE 30, 1995
                                                                                -----------------           --------------
FROM INVESTMENT ACTIVITIES:
   Operations:
        Net Investment Income                                                   $         464,955       $          832,844
        Net Realized Gain/Loss on Investments and Foreign Currency                        576,518                 (864,621)
        Net Unrealized Appreciation on Investments
           and Foreign Currency During the Period                                         102,369                  614,314
                                                                                -----------------       ------------------
        Change in Net Assets from Operations                                            1,143,842                  582,537
                                                                                -----------------       ------------------
        Distributions from Net Investment Income                                         (964,439)                (546,234)
        Distributions in Excess of Net Investment Income (Note 1)                         (15,981)                       0
                                                                                -----------------       ------------------
           Distributions from and in Excess of Net Investment Income*                    (980,420)                (546,234)
                                                                                -----------------       ------------------

   NET CHANGE IN NET ASSETS FROM
        INVESTMENT ACTIVITIES                                                             163,422                   36,303
                                                                                -----------------       ------------------
FROM CAPITAL TRANSACTIONS (NOTE 3):

   Cost of Shares Repurchased                                                          (4,000,000)                       0
                                                                                -----------------       ------------------
TOTAL INCREASE/DECREASE IN NET ASSETS                                                  (3,836,578)                  36,303

NET ASSETS:
        Beginning of the Period                                                         8,991,341                8,955,038
                                                                                -----------------       ------------------
        End of the Period (Including undistributed net investment
           income of ($15,981) and $524,175, respectively)                      $       5,154,763       $        8,991,341
                                                                                =================       ==================

                                                                                SIX MONTHS ENDED           YEAR ENDED
        *DISTRIBUTIONS BY CLASS                                                 DECEMBER 31, 1995         JUNE 30, 1995
       ------------------------------------------------------------------------------------------------------------------
        Distributions from and in Excess of Net Investment Income:
                Class A Shares                                                  $        (588,140)       $        (327,678)
                Class B Shares                                                           (196,140)                (109,278)
                Class C Shares                                                           (196,140)                (109,278)
                                                                                -----------------        -----------------
                                                                                $        (980,420)       $        (546,234)
                                                                                =================        =================


                                               See Notes to Financial Statements

            VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND

                              FINANCIAL HIGHLIGHTS
       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                                                                          DECEMBER 31, 1993
                                                                                                              (COMMENCEMENT
                                                                       SIX MONTHS                             OF INVESTMENT
                                                                            ENDED           YEAR ENDED       OPERATIONS) TO
CLASS A SHARES                                                  DECEMBER 31, 1995        JUNE 30, 1995        JUNE 30, 1994
---------------------------------------------------------------------------------------------------------------------------
    Net Asset Value, Beginning of the Period                    $          12.839   $           12.806     $         14.300
                                                                -----------------   ------------------     ----------------
      Net Investment Income                                                 0.626                1.189                0.419
      Net Realized and Unrealized Gain/Loss on Investments
        and Foreign Currency                                                1.076               (0.376)              (1.913)
                                                                -----------------   ------------------     ----------------
        Total from Investment Operations                                    1.702                0.813               (1.494)

    Less Distributions from and in Excess
      of Net Investment Income (Note 1)                                     1.400                0.780                0.000
                                                                -----------------   ------------------     ----------------
    Net Asset Value, End of the Period                          $          13.141   $           12.839     $         12.806
                                                                =================   ==================     ================

    Total Return*                                                          13.43%**              6.82%              -10.42%**

    Net Assets at End of the Period (In millions)                            $3.1                 $5.4                 $5.4

    Ratio of Expenses to Average Net Assets*                                2.13%                2.11%                2.88%

    Ratio of Net Investment Income to Average Net Assets*                  10.07%                9.64%                6.51%

    Portfolio Turnover                                                     60.97%              260.21%              117.62%

*If certain fees had not been deferred by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                                     2.52%                2.46%                  N/A

Ratio of Net Investment Income to Average Net Assets                        9.67%                9.30%                  N/A

** Non-annualized

N/A = Not Applicable





                                               See Notes to Financial Statements

            VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND

       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                                                                          DECEMBER 31, 1993
                                                                                                              (COMMENCEMENT
                                                                       SIX MONTHS                             OF INVESTMENT
                                                                            ENDED           YEAR ENDED       OPERATIONS) TO
CLASS B SHARES                                                  DECEMBER 31, 1995        JUNE 30, 1995        JUNE 30, 1994
---------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of the Period                   $          12.840   $           12.760     $         14.300
                                                                -----------------   ------------------     ----------------
       Net Investment Income                                                0.587                1.190                0.370
       Net Realized and Unrealized Gain/Loss on Investments
         and Foreign Currency                                               1.114               (0.330)              (1.910)
                                                                -----------------   ------------------     ----------------
     Total from Investment Operations                                       1.701                0.860               (1.540)

     Less Distributions from and in Excess
       of Net Investment Income (Note 1)                                    1.400                0.780                0.000
                                                                -----------------   ------------------     ----------------
     Net Asset Value, End of the Period                         $          13.141   $           12.840     $         12.760
                                                                =================   ==================     ================

     Total Return*                                                         13.42%**              7.24%              -10.77%**

     Net Assets at End of the Period (In millions)                           $1.0                 $1.8                 $1.8

     Ratio of Expenses to Average Net Assets*                               2.13%                2.08%                3.64%

     Ratio of Net Investment Income to Average Net Assets*                 10.07%                9.67%                5.76%

     Portfolio Turnover                                                    60.97%              260.21%              117.62%

*If certain fees had not been deferred by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                                     2.52%                2.43%                  N/A

Ratio of Net Investment Income to Average Net Assets                        9.67%                9.33%                  N/A

** Non-annualized

N/A = Not Applicable





                                               See Notes to Financial Statements

            VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND

       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                                                                          DECEMBER 31, 1993
                                                                                                              (COMMENCEMENT
                                                                       SIX MONTHS                             OF INVESTMENT
                                                                            ENDED           YEAR ENDED       OPERATIONS) TO
CLASS C SHARES                                                  DECEMBER 31, 1995        JUNE 30, 1995        JUNE 30, 1994
---------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of the Period                   $          12.840   $           12.760     $         14.300
                                                                -----------------   ------------------     ----------------
       Net Investment Income                                                0.587                1.190                0.370
       Net Realized and Unrealized Gain/Loss on Investments
         and Foreign Currency                                               1.114               (0.330)              (1.910)
                                                                -----------------   ------------------     ----------------
     Total from Investment Operations                                       1.701                0.860               (1.540)

     Less Distributions from and in Excess
       of Net Investment Income (Note 1)                                    1.400                0.780                0.000
                                                                -----------------   ------------------     ----------------
     Net Asset Value, End of the Period                         $          13.141   $           12.840     $         12.760
                                                                =================   ==================     ================

     Total Return*                                                         13.42%**              7.24%              -10.77%**

     Net Assets at End of the Period (In millions)                           $1.0                 $1.8                 $1.8

     Ratio of Expenses to Average Net Assets*                               2.13%                2.08%                3.64%

     Ratio of Net Investment Income to Average Net Assets*                 10.07%                9.67%                5.76%

     Portfolio Turnover                                                    60.97%              260.21%              117.62%

*If certain fees had not been deferred by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                                     2.52%                2.43%                  N/A

Ratio of Net Investment Income to Average Net Assets                        9.67%                9.33%                  N/A

** Non-annualized

N/A = Not Applicable





                                               See Notes to Financial Statements

                          VAN KAMPEN AMERICAN CAPITAL
                          EMERGING MARKETS INCOME FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                         DECEMBER 31, 1995 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Emerging Markets Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME AND EXPENSES - Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liablilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

E. ORGANIZATIONAL EXPENSES - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $120,000. These costs are being amortized on a straight line basis over the 60 month period ending December 31, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.
     The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $769,051 which will expire on June 30, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. DISTRIBUTION OF INCOME AND GAINS - Dividends from net investment income and net realized gains, if any, are distributed annually. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to net currency losses totaling $24,691 were reclassified from accumulated net realized gain/loss on investments to accumulated undistributed net investment income.

H. BANK LOAN PARTICIPATIONS - The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest,

                          VAN KAMPEN AMERICAN CAPITAL
                          EMERGING MARKETS INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                         DECEMBER 31, 1995 (UNAUDITED)


H. BANK LOAN PARTICIPATIONS (CONTINUED)
the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser and Sub-Adviser, VKM Global Emerging Markets Advisors, will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


        Average Net Assets      % Per Annum
        ------------------   --------------
        First $500 million            1.00%
        Next $500 million              .95%
        Over $1 billion                .90%


     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
     For the six months ended December 31, 1995, the Fund recognized expenses of approximately $5,800 representing VKAC's cost of providing accounting, cash management and legal to the Fund.
     In July, 1995, the fund began using ACCESS Investor Services, Inc., and affiliate of the Adviser, as the transfer agent of the Fund. For the six months ended December 31, 1995, the Fund recognized expenses of approximately $4,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. The Fund has implemented deferred compensation and retirement plans for its Trustees. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $8,200.
     At December 31, 1995, VKAC owned all shares of Classes A, B and C, respectively.

3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class without par value authorized. At December 31, 1995, capital aggregated $3,607,886, $1,203,202 and $1,203,202 for Classes A, B and C, respectively.

     For the six months ended December 31, 1995, transactions in common shares were as follows:


                                    SHARES             VALUE
                                ----------      ------------
Repurchases:
  Class A                       (184,722)       $(2,399,544)
  Class B                        (61,651)          (800,228)
  Class C                        (61,651)          (800,228)
                                ----------      ------------
Total Repurchases               (308,024)       $(4,000,000)
                                ==========      ============


     At June 30, 1995, capital aggregated $6,007,430, $2,003,430 and $2,003,430 for Class A,B and C shares, respectively. There were no capital transactions for the year ended June 30, 1995.

     Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs. VKAC waived the CDSC for those shares redeemed during the six month period ending December 31, 1995.










                                        Contingent Deferred
                                           Sales Charge

                                        Class B     Class C
        Year of Redemption              Shares      Shares
        -----------------------------   --------   --------
        First                            4.00%      1.00%
        Second                           3.75%      None
        Third                            3.50%      None
        Fourth                           2.50%      None
        Fifth                            1.50%      None
        Sixth                            1.00%      None
        Seventh and Thereafter           None       None


4.  INVESTMENT TRANSACTIONS
Aggregate purchases and cost of sales of investment securities, excluding short-term investments, for the six months ended December 31, 1995 were $4,578,438 and $7,215,197, respectively.

5.  DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                               VAN KAMPEN MERRITT
                         EMERGING MARKETS  INCOME FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                         DECEMBER 31, 1995 (UNAUDITED)

5.  DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, maturity, duration and foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

     An option contract gives the buyer the right , but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the fund to manage the portfolio's effective maturity and duration.

     Transactions in options for the six months ended December 31, 1995, were as follows:


                              Contracts    Premium
                              ---------  ---------
Outstanding at June 30, 1995      3      $(67,000)
Options Terminated in
Closing Transaction (Net)        (3)        67,000
                              ---------  ---------
Outstanding at
 December 31, 1995               -0-          $-0-
                              =========  =========


6.  DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan", collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
     Since the Fund is not currently offering its shares to the public, no fees related to the Plans are being accrued and no payments under the Plan have been made to VKAC.

           VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND
-------------------------------------------------------------------------------


BOARD OF TRUSTEES                           INVESTMENT ADVISER

J. MILES BRANAGAN                           VAN KAMPEN AMERICAN CAPITAL
LINDA HUTTON HEAGY                          INVESTMENT ADVISORY CORP.
ROGER HILSMAN                               One Parkview Plaza
R. CRAIG KENNEDY                            Oakbrook Terrace, Illinois 60181
DENNIS J. MCDONNELL*
DONALD C. MILLER - CHAIRMAN                 SUB-ADVISER
JACK E. NELSON
DON G. POWELL*                              VKM Global Emerging Markets Advisors
JEROME L. ROBINSON                          400 Madison Avenue
FERNANDO SISTO                              New York, New York 10017
WAYNE W. WHALEN*
WILLIAM S. WOODSIDE                         DISTRIBUTOR

                                            VAN KAMPEN AMERICAN CAPITAL
                                            DISTRIBUTORS, INC.
OFFICERS                                    One Parkview Plaza
                                            Oakbrook Terrace, Illinois 60181
DON G. POWELL*
    President and Chief                     TRANSFER AGENT
    Executive Officer
                                            ACCESS INVESTOR
DENNIS J. MCDONNELL*                        SERVICES, INC.
    Executive Vice President                P.O. Box 1713
                                            Boston, Massachusetts 02105
RONALD A. NYBERG*
    Vice President and Secretary            CUSTODIAN

EDWARD C. WOOD, III*                        STATE STREET BANK AND TRUST COMPANY
    Vice President and                      225 Franklin Street
    Chief Financial Officer                 P.O. Box 1713
                                            Boston, Massachusetts 02105
CURTIS W. MORELL*
    Vice President and                      LEGAL COUNSEL
    Chief Accounting Officer
                                            SKADDEN, ARPS, SLATE, MEAGHER & FLOM
JOHN L. SULLIVAN*                           333 West Wacker Drive
    Treasurer                               Chicago, Illinois 60606

TANYA M. LODEN*
    Controller                              INDEPENDENT AUDITORS

WILLIAM N. BROWN*                           KPMG PEAT MARWICK LLP
PETER W. HEGEL*                             Peat Marwick Plaza
ROBERT C. PECK, JR.*                        303 East Wacker Drive
ALAN T. SACHTLEBEN*                         Chicago, Illinois 60601
PAUL R. WOLKENBERG*
     Vice Presidents




*"Interested" persons of the Fund as defined in the Investment Company Act of 1940

                                      3